Exhibit 10.1

EXECUTION VERSION

$400,000,000

CNL LIFESTYLE PROPERTIES, INC.

7.250% Senior Notes due 2019

PURCHASE AGREEMENT

March 31, 2011

JEFFERIES & COMPANY, INC.

MERRILL LYNCH, PIERCE, FENNER & SMITH

                INCORPORATED

    As Representatives of the

    Initial Purchasers listed in

    Schedule I hereto

c/o Jefferies & Company, Inc.

520 Madison Avenue

New York, New York 10022

Ladies and Gentlemen:

CNL Lifestyle Properties, Inc., a Maryland corporation (the “Company”), and each of the Guarantors (as hereinafter defined) hereby agree with you as follows:

1. Issuance of Notes. Subject to the terms and conditions herein contained, the Company proposes to issue and sell to the several initial purchasers listed on Schedule I hereto (the “Initial Purchasers”), for whom Jefferies & Company, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated are acting as representatives (the “Representatives”), $400 million aggregate principal amount of 7.250% Senior Notes due 2019 (each a “Note” and, collectively, the “Notes”). The Notes will be issued pursuant to an indenture (the “Indenture”), to be dated as of April 5, 2011, by and among the Company, the Guarantors party thereto and Wilmington Trust FSB, as trustee (the “Trustee”). Capitalized terms used, but not defined herein, shall have the meanings set forth in the “Description of the Notes” section of the Final Offering Memorandum (as hereinafter defined).

The Notes will be offered and sold to the Initial Purchasers pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended, and the rules and regulations of the Securities and Exchange Commission (the “SEC”) thereunder (collectively, the “Securities Act”). Upon original issuance thereof, and until such time as the same is no longer required under the applicable requirements of the Securities Act, the Notes shall bear the legends set forth in the final offering memorandum, dated the date hereof (the “Final Offering Memorandum”). The Company has prepared a preliminary offering memorandum, dated March 24, 2011 (the “Preliminary Offering Memorandum”), (ii) a pricing term sheet, dated the date hereof, attached hereto as Schedule II, which includes pricing terms and other information with respect to the Notes (the “Pricing Supplement”), and (iii) the Final Offering Memorandum, in each case, relating to the offer and sale of the Notes (the “Offering”). All references in this Purchase Agreement (this “Agreement”) to the Preliminary Offering Memorandum, the Time of Sale Document or the Final Offering Memorandum include, unless expressly stated otherwise, (i) all amendments or supplements thereto, (ii) all documents, financial statements and schedules and other information contained, incorporated by reference or deemed incorporated by reference therein (and references in this Agreement to such information being “contained,” “included” or “stated” (and other references of like import) in the Preliminary Offering Memorandum, the Time of Sale Document or the Final Offering Memorandum shall be deemed to mean all such information contained, incorporated by reference or deemed incorporated by reference therein), (iii) any electronic Time of Sale Document or Final Offering Memorandum and (iv) any offering memorandum “wrapper” to be used in connection with offers to sell, solicitations of offers to buy or sales of the Notes in non-U.S. jurisdictions. The Preliminary Offering Memorandum and the Pricing Supplement are collectively referred to herein as the “Time of Sale Document.”

2. Terms of Offering. The Initial Purchasers have advised the Company, and the Company understands, that the Initial Purchasers will make offers to sell (the “Exempt Resales”) some or all of the Notes purchased by the Initial Purchasers hereunder on the terms set forth in the Final Offering Memorandum to persons (the “Subsequent Purchasers”) whom the Initial Purchasers reasonably believe (i) are “qualified institutional buyers” (“QIBs”) (as defined in Rule 144A under the Securities Act), or (ii) are not “U.S. persons” (as defined in Regulation S under the Securities Act) and in compliance with the laws applicable to such persons in jurisdictions outside of the United States.

Pursuant to the Indenture, certain of the Domestic Subsidiaries of the Company shall fully and unconditionally guarantee, on a senior basis, to each holder of the Notes and the Trustee, the payment and performance of the Company’s obligations under the Indenture and the Notes (each such subsidiary being referred to herein as a “Guarantor” and each such guarantee being referred to herein as a “Guarantee” and, together with the Notes, the “Securities”).

Holders of the Notes (including Subsequent Purchasers) will have the registration rights set forth in the registration rights agreement applicable to the Notes (the “Registration Rights Agreement”) in the form attached as Exhibit A hereto, to be executed on and dated as of the Closing Date (as hereinafter defined). Pursuant to the Registration Rights Agreement, the Company will agree, among other things, to file with the SEC (a) a registration statement under the Securities Act (the “Exchange Offer Registration Statement”) relating to notes to be offered in exchange for the Notes (the “Exchange Notes”) which shall be identical to the Notes, except that the Exchange Notes shall have been registered pursuant to the Exchange Offer Registration Statement and will not be subject to restrictions on transfer or contain additional interest provisions, (such offer to exchange being referred to as the “Exchange Offer”), and/or (b) under certain circumstances, a shelf registration statement pursuant to Rule 415 under the Securities Act (the “Shelf Registration Statement”) relating to the resale by certain holders of the Notes. If required under the Registration Rights Agreement, the Company will issue Exchange Notes to the Initial Purchasers (the “Private Exchange Notes”). If the Company fails to satisfy its obligations under the Registration Rights Agreement, it will be required to pay additional interest to the holders of the Notes under certain circumstances to be set forth in the Registration Rights Agreement.

This Agreement, the Indenture, the Registration Rights Agreement, the Notes, the Guarantees, the Exchange Notes and the Private Exchange Notes are collectively referred to herein as the “Documents”, and the transactions contemplated hereby and thereby are collectively referred to herein as the “Transactions.”

3. Purchase, Sale and Delivery. On the basis of the representations, warranties, agreements and covenants herein contained and subject to the terms and conditions herein set forth, the Company agrees to issue and sell to the Initial Purchasers, and the Initial Purchasers agree to purchase from the Company, the Securities at a purchase price of 97.374% (which reflects the offering price to Subsequent Purchasers of 99.249% less the Initial Purchasers’ discount of 1.875% and excludes offering expenses) of the aggregate principal amount thereof. In addition, the Company agrees to pay to the Representatives on the Closing Date (as hereinafter defined) an incentive fee of $1,000,000, $500,000 of which will be payable to Jefferies & Company, Inc. and the other $500,000 of which will be payable to Merrill Lynch, Pierce, Fenner & Smith Incorporated. Delivery to the Initial Purchasers of and payment for the Securities shall be made at a closing (the “Closing”) to be held at 10:00 a.m., New York time, on April 5, 2011 (the “Closing Date”) at the New York offices of Latham & Watkins LLP (or such other place as shall be reasonably acceptable to the Initial Purchasers); provided, however, that if the Closing has not taken place on the Closing Date because of a failure to satisfy one or more of the conditions specified in Section 7 hereof and this Agreement has not otherwise been terminated by the Initial Purchasers in accordance with its terms, “Closing Date” shall mean 10:00 a.m. New York time on the first business day following the satisfaction (or waiver) of all such conditions after notification by the Company to the Initial Purchasers of the satisfaction (or waiver) of such conditions.

The Company shall deliver to the Initial Purchasers one or more certificates representing the Securities in definitive form, registered in such names and denominations as the Initial Purchasers may request, against payment by the Initial Purchasers of the purchase price therefor by immediately available federal funds bank wire transfer to such bank account or accounts as the Company shall designate to the Initial Purchasers at least two business days prior to the Closing. The certificates representing the Securities in definitive form shall be made available to the Initial Purchasers for inspection at the Los Angeles offices of Latham & Watkins LLP (or such other place as shall be reasonably acceptable to the Initial Purchasers) not later than 10:00 a.m. New York time one business day immediately preceding the Closing Date. Securities to be represented by one or more definitive global securities in book-entry form will be deposited on the Closing Date, by or on behalf of the Company, with The Depository Trust Company (“DTC”) or its designated custodian, and registered in the name of Cede & Co.

4. Representations and Warranties of the Company and the Guarantors. The Company and the Guarantors jointly and severally represent and warrant to, and agree with, the Initial Purchasers that, as of the date hereof and as of the Closing Date:

(a)	Offering Materials Furnished to Initial Purchasers. The Company has delivered to the Initial Purchasers the Time of Sale Document, the Final Offering Memorandum and each Company Additional Written Communication (as hereinafter defined) in such quantities and at such places as the Initial Purchasers have reasonably requested.

(b)	Limitation on Offering Materials. The Company has not prepared, made, used, authorized, approved or distributed and will not, and will not cause or allow its agents or representatives to, prepare, make, use, authorize, approve or distribute any written communication that constitutes an offer to sell or a solicitation of an offer to buy the Securities, or otherwise is prepared to market the Securities, other than (i) the Time of Sale Document, (ii) the Final Offering Memorandum and (iii) any marketing materials (including any roadshow or investor presentation materials) or other written communications, in each case used in accordance with Section 5(c) hereof (each such communication by the Company or its agents or representatives described in this clause (iii), a “Company Additional Written Communication”).

(c)	No Material Misstatement or Omission. (i) The Time of Sale Document, as of the date thereof, did not and, at all times subsequent thereto through the Closing Date, will not include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, (ii) the Final Offering Memorandum, as of the date hereof, did not and, at the time of each sale of the Securities and at the Closing Date, will not include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and (iii) each such Company Additional Written Communication, when taken together with the Time of Sale Document, did not, and, at the Closing Date, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except in each case that the representations and warranties set forth in this paragraph do not apply to statements or omissions made in reliance upon and in conformity with information relating to the Initial Purchasers and furnished to the Company in writing by the Initial Purchasers expressly for use in the Time of Sale Document or the Final Offering Memorandum as set forth in Section 13. No injunction or order has been issued that either (i) asserts that any of the Transactions is subject to the registration requirements of the Securities Act or (ii) would prevent or suspend the issuance or sale of any of the Securities or the use of the Time of Sale Document or the Final Offering Memorandum in any jurisdiction.

(d)	Reporting Compliance. The Company is subject to, and is in full compliance in all material respects with, the reporting requirements of Section 13 and Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC thereunder (collectively, the “Exchange Act”).

(e)

Preparation of the Financial Statements. The audited consolidated financial statements and related notes and supporting schedules of the Company and the Subsidiaries (as defined below) contained in the Time of Sale Document and the Final Offering Memorandum (the “Financial Statements”) present fairly the financial position, results of operations and cash flows of the Company and its consolidated Subsidiaries, as of the respective dates and for the respective periods to which they apply and have been prepared in accordance with GAAP applied on a consistent basis throughout the periods involved and the requirements of Regulation S-X. The financial data set forth under the captions “Summary Consolidated Financial Data” and “Selected Consolidated Financial Data” in the Time of Sale Document and the Final Offering Memorandum have been prepared on a basis consistent with that of the Financial Statements and present fairly the financial position and results of operations of the Company and its consolidated Subsidiaries as of the respective dates and for the respective periods indicated. All other financial, statistical and market and industry data and forward-looking statements (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in the Time of Sale Document and the Final Offering Memorandum are fairly and accurately presented, are based on or derived from sources that the Company believes to be reliable and accurate and are presented on a reasonable basis. No other financial statements or supporting schedules are required to be included in the Time of Sale Document or the Final Offering Memorandum.

(f)	Disclosure Controls and Procedures. The Company and the Subsidiaries (as defined below) maintain an effective system of “disclosure controls and procedures” (as defined in Rule 13a-15(e) of the Exchange Act) that is designed to ensure that information required to be disclosed by the Company in reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the SEC’s rules and forms, including controls and procedures designed to ensure that such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure. The Company and the Subsidiaries have carried out evaluations of the effectiveness of their disclosure controls and procedures as required by Rule 13a-15 of the Exchange Act. The statements relating to disclosure controls and procedures made by the principal executive officers (or their equivalents) and principal financial officers (or their equivalents) of the Company in the certifications required by the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith are complete and correct.

(g)	Independent Accountants. PricewaterhouseCoopers LLP, who have certified and expressed their opinion with respect to the Financial Statements including the related notes thereto and supporting schedules contained in the Time of Sale Document and the Final Offering Memorandum, are (i) an independent registered public accounting firm with respect to the Company and the Subsidiaries within the applicable rules and regulations adopted by the SEC and as required by the Securities Act, (ii) in compliance with the applicable requirements relating to the qualification of accountants in accordance with Regulation S-X and (iii) a registered public accounting firm as defined by the Public Company Accounting Oversight Board (United States) whose registration has not been suspended or revoked and who has not requested such registration to be withdrawn.

(h)

No Material Adverse Change. Subsequent to the respective dates as of which information is contained in the Time of Sale Document and the Final Offering Memorandum, except as disclosed in the Time of Sale Document and the Final Offering Memorandum, (i) neither the Company nor any of the Subsidiaries has incurred any liabilities, direct or contingent, including without limitation any losses or interference with its business from fire, explosion, flood, earthquakes, accident or other calamity, whether or not covered by insurance, or from any strike, labor dispute or court or governmental action, order or decree, that are material, individually or in the aggregate, to the Company and the Subsidiaries, taken as a whole, or has entered into any transactions not in the ordinary course of business, (ii) there has not been any material decrease in the capital stock or any material increase in any short-term or long-term indebtedness of the Company or the Subsidiaries, or any payment of or declaration to pay any dividends or any other distribution with respect to the Company, and (iii) there has not been any material adverse change in the properties, business, prospects, operations, earnings, assets, liabilities or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole (each of clauses (i), (ii) and (iii), a “Material Adverse Change”). To the Company’s knowledge, after due inquiry, there is no event that is reasonably likely to occur, which if it were to occur, would, individually or in the aggregate, have a Material Adverse Effect except as disclosed in the Time of Sale Document and the Final Offering Memorandum.

(i)	Rating Agencies. No “nationally recognized statistical rating organization” (as defined in Rule 436(g)(2) under the Securities Act) (i) has imposed (or has informed the Company that it is considering imposing) any condition (financial or otherwise) to retain any rating assigned to the Company or any of the Subsidiaries or to any securities of the Company or any of the Subsidiaries or (ii) has indicated to the Company that it is considering (A) the downgrading, suspension, or withdrawal of, or any review (or of any potential or intended review) for a possible change in, any rating so assigned (including, without limitation, the placing of any of the foregoing ratings on credit watch with negative or developing implications or under review with an uncertain direction) or (B) any change in the outlook for any rating of the Company or any of the Subsidiaries or any securities of the Company or any of the Subsidiaries.

(j)	Subsidiaries. Each corporation, partnership or other entity, other than any joint ventures, in which the Company, directly or indirectly through any of its subsidiaries, owns more than fifty percent (50%) of any class of equity securities or interests is listed on Schedule III attached hereto (each a “Subsidiary” and collectively, the “Subsidiaries”).

(k)	Incorporation and Good Standing of the Company and its Subsidiaries; MAE. The Company and each of the Subsidiaries (i) has been duly organized or formed, as the case may be, is validly existing and is in good standing under the laws of its jurisdiction of organization, (ii) has all requisite power and authority to carry on its business and to own, lease and operate its properties and assets as described in the Time of Sale Document and in the Final Offering Memorandum and (iii) is duly qualified or licensed to do business and is in good standing as a foreign corporation, partnership or other entity as the case may be, authorized to do business in each jurisdiction in which the nature of such businesses or the ownership or leasing of such properties requires such qualification, except where the failure to be so qualified would not, individually or in the aggregate, have a material adverse effect on (A) the properties, business, prospects, operations, earnings, assets, liabilities or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, (B) the ability of the Company or any Subsidiary to perform its obligations in all material respects under any Document, (C) the validity or enforceability of any of the Documents, or (D) the consummation of any of the Transactions (each, a “Material Adverse Effect”).

(l)	Capitalization and Other Capital Stock Matters. All of the issued and outstanding shares of capital stock or other equity interests of the Company and each of the Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and were not issued in violation of, and are not subject to, any preemptive or similar rights, except as would not reasonably be expected to have a Material Adverse Effect. The table under the caption “Capitalization” in the Time of Sale Document and the Final Offering Memorandum (including the footnotes thereto) sets forth, as of its date, the capitalization of the Company. All of the outstanding shares of capital stock or other equity interests of each of the Subsidiaries are owned, directly or indirectly, by the Company, free and clear of all liens, security interests, mortgages, pledges, charges, equities, claims or restrictions on transferability or encumbrances of any kind (collectively, “Liens”), except where such Liens would not individually or in the aggregate reasonably be expected to have a Material Adverse Effect (“Permitted Liens”). Except as disclosed in the Time of Sale Document and the Final Offering Memorandum, there are no outstanding (A) options, warrants or other rights to purchase from the Company or any of the Subsidiaries, (B) agreements, contracts, arrangements or other obligations of the Company or any of the Subsidiaries to issue or (C) other rights to convert any obligation into or exchange any securities for, in the case of each of clauses (A) through (C), shares of capital stock of or other ownership or equity interests in the Company or any of the Subsidiaries.

(m)	Legal Power and Authority. Each of the Company and the Guarantors has all necessary power and authority to execute, deliver and perform their respective obligations under the Documents to which they are a party and to consummate the Transactions.

(n)	This Agreement, Indenture and Registration Rights Agreement. This Agreement has been duly and validly authorized, executed and delivered by the Company and the Guarantors. Each of the Indenture and the Registration Rights Agreement has been duly and validly authorized by the Company and the Guarantors. Each of the Indenture and the Registration Rights Agreement, when executed and delivered by the Company and the Guarantors, will constitute a legal, valid and binding obligation of each of the Company and Guarantors, enforceable against each of the Company and the Guarantors in accordance with its terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, receivership, moratorium, fraudulent conveyance, fraudulent transfer or other similar laws now or hereafter in effect relating to creditors’ rights generally, (ii) general principles of equity (whether applied by a court of law or equity) and the discretion of the court before which any proceeding therefor may be brought and (iii) with respect to the Registration Rights Agreement’s rights to indemnity or contribution thereunder, federal and state securities laws and public policy considerations. When executed and delivered, this Agreement, the Indenture and the Registration Rights Agreement will conform in all material respects to the descriptions thereof in the Time of Sale Document and the Final Offering Memorandum. When executed and delivered by the Company and the Guarantors, the Indenture will meet the requirements for qualification under the Trust Indenture Act of 1939, as amended, and the rules and regulations of the SEC thereunder (collectively, the “TIA”).

(o)	Notes. The Notes, Exchange Notes and Private Exchange Notes have each been duly and validly authorized by the Company and, in the case of the Notes, when issued and delivered to and paid for by the Initial Purchasers in accordance with the terms of this Agreement and the Indenture, will have been duly executed, authenticated, issued and delivered and will constitute legal, valid and binding obligations of the Company, entitled to the benefit of the Indenture and the Registration Rights Agreement, and enforceable against the Company in accordance with their terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, receivership, moratorium, fraudulent conveyance, fraudulent transfer or other similar laws now or hereafter in effect relating to creditors’ rights generally and (ii) general principles of equity (whether applied by a court of law or equity) and the discretion of the court before which any proceeding therefor may be brought. When executed and delivered, the Notes will conform in all material respects to the descriptions thereof in the Time of Sale Document and the Final Offering Memorandum and will be in the form contemplated by the Indenture.

(p)	Guarantees. The Guarantees have been duly and validly authorized by the Guarantors and, when issued and executed by the Guarantors, will have been duly executed, authenticated, issued and delivered and will constitute legal, valid and binding obligations of the Guarantors, entitled to the benefit of the Indenture and the Registration Rights Agreement, and enforceable against the Guarantors in accordance with their terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, receivership, moratorium, fraudulent conveyance, fraudulent transfer or other similar laws now or hereafter in effect relating to creditors’ rights generally and (ii) general principles of equity (whether applied by a court of law or equity) and the discretion of the court before which any proceeding therefor may be brought. When executed and delivered, the Guarantees will conform in all material respects to the descriptions thereof in the Time of Sale Document and the Final Offering Memorandum.

(q)

Compliance with Existing Instruments. Neither the Company nor any of the Subsidiaries is (i) in violation of its certificate of incorporation, by-laws or other organizational documents (the “Charter Documents”); (ii) in violation of any U.S. or non-U.S. federal, state or local statute, law (including, without limitation, common law) or ordinance, or any judgment, decree, rule, regulation, order or injunction (collectively, “Applicable Law”) of any U.S. or non-U.S. federal, state, local or other governmental or regulatory authority, governmental or regulatory agency or body, court, arbitrator or self-regulatory organization (each, a “Governmental Authority”), applicable to any of them or any of their respective properties; or (iii) other than as set forth in the Time of Sale Document and the Final Offering Memorandum, in breach of or default under any bond, debenture, note, loan or other evidence of indebtedness, indenture, mortgage, deed of trust, lease or any other agreement or instrument to which any of them is a party or by which any of them or their respective property is bound (collectively, the “Applicable Agreements”), except, in the case of clauses (ii) and (iii) for such violations, breaches or defaults that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. All Applicable Agreements are in full force and effect and are legal, valid and binding obligations, other than as disclosed in the Time of Sale Document and the Final Offering Memorandum. There exists no condition that, with the passage of time or otherwise, would constitute (a) a violation of such Charter Documents or Applicable Law, (b) a breach of or default or a “Debt Repayment Triggering Event” (as defined below) under any Applicable Agreement or (c) result in the imposition of any penalty or the acceleration of any indebtedness. As used herein, a “Debt Repayment Triggering Event” means any event or condition that gives, or with the giving of notice or lapse of time would give, the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any of the Subsidiaries or any of their respective properties.

(r)	No Conflicts. Neither the execution, delivery or performance of the Documents nor the consummation of any of the Transactions will conflict with, violate, constitute a breach of or a default (with the passage of time or otherwise) or a Debt Repayment Triggering Event under, or result in the imposition of a Lien on any assets of the Company or any of its Subsidiaries, the imposition of any penalty or a Debt Repayment Triggering Event under or pursuant to (i) the Charter Documents, (ii) any Applicable Agreement, (iii) any Applicable Law or (iv) any order, writ, judgment, injunction, decree, determination or award binding upon or affecting the Company and the Guarantors. After consummation of the Offering and the Transactions, no Default or Event of Default will exist.

(s)	No Consents. No consent, approval, authorization, order, filing or registration of or with any Governmental Authority or third party is required for execution, delivery or performance of the Documents or the consummation of the Transactions, except (i) such consents, approvals, authorizations, orders, filings or registrations that have previously been obtained or the absence of which, individually or in the aggregate, would not reasonably be expected to be material, (ii) as may be required under the securities or “blue sky” laws of U.S. state or non-U.S. jurisdictions or other non-U.S. laws applicable to the purchase of the Securities outside the U.S. in connection with the Transactions and (iii) those contemplated by the Registration Rights Agreement or the filing of a Current Report on Form 8-K with the SEC as may be required under the Securities Act and the Exchange Act, as the case may be, regarding the Documents and the Transactions.

(t)	No Material Applicable Law or Proceedings. (i) No Applicable Law shall have been enacted, adopted or issued, (ii) no stop order suspending the qualification or exemption from qualification of any of the Securities in any jurisdiction shall have been issued and no proceeding for that purpose shall have been commenced or, to the Company’s knowledge, after due inquiry, be pending or contemplated as of the Closing Date and (iii) there is no action, claim, suit, demand, hearing, notice of violation or deficiency, or proceeding pending or, to the knowledge of the Company or any of the Subsidiaries, after due inquiry, threatened or contemplated by Governmental Authorities or threatened by others (collectively, “Proceedings”) that, with respect to clauses (i), (ii ) and (iii) of this paragraph (A) would, as of the date hereof and at the Closing Date, restrain, enjoin, prevent or interfere with the consummation of the Offering or any of the Transactions or (B) would, individually or in the aggregate, have a Material Adverse Effect.

(u)	All Necessary Permits. Each of the Company and the Subsidiaries possess all licenses, permits, certificates, consents, orders, approvals and other authorizations from, and has made all declarations and filings with, all Governmental Authorities, presently required or necessary to own or lease, as the case may be, and to operate its properties and to carry on its businesses as now or proposed to be conducted as described in the Time of Sale Document and the Final Offering Memorandum (“Permits”), except where the failure to possess such Permits would not, individually or in the aggregate, have a Material Adverse Effect; each of the Company and the Subsidiaries has fulfilled and performed all of its obligations with respect to such Permits; no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination of any such Permit or has resulted, or after notice or lapse of time would result, in any other material impairment of the rights of the holder of any such Permit; and none of the Company or the Subsidiaries has received or has any reason to believe it will receive any notice of any proceeding relating to revocation or modification of any such Permit, except as described in the Time of Sale Document and the Final Offering Memorandum or except where such revocation or modification would not, individually or in the aggregate, have a Material Adverse Effect.

(v)	Title to Properties. Except as otherwise disclosed in the Time of Sale Document, Company Additional Written Communication and the Final Offering Memorandum, (i) each of the Company or its Subsidiaries has fee simple title to or leasehold permit or concession interest in, and has acquired title insurance, where available, with respect to, all of the properties described in the Time of Sale Document, Company Additional Written Communication and the Final Offering Memorandum as owned or leased by them and the improvements (exclusive of improvements owned by tenants) located thereon (the “Properties”), in each case, free and clear of all liens, encumbrances, claims, security interests, restrictions and defects, except such as (x) are disclosed in the Time of Sale Document, Company Additional Written Communication and the Final Offering Memorandum, (y) is a Permitted Lien or (z) do not materially affect the value of such Property and do not materially interfere with the use made and proposed to be made of such Property by the Company and any Subsidiary; (ii) neither the Company nor any of its Subsidiaries knows of any condemnation which is threatened and which if consummated would reasonably be expected to have a Material Adverse Effect; (iii) each of the Properties complies with all applicable codes, laws and regulations (including without limitation, building and zoning codes, laws and regulations and laws relating to access to the Properties), except as disclosed in the Time of Sale Document, Company Additional Written Communication and the Final Offering Memorandum and except for such failures to comply that would not individually or in the aggregate reasonably be expected to materially affect the value of such Property or interfere in any material respect with the use made and proposed to be made of such Property by the Company or any Subsidiary; and (iv) to the knowledge of the Company, except as set forth in or contemplated in the Time of Sale Document, Company Additional Written Communication and the Final Offering Memorandum and except as would not individually or in the aggregate reasonably be expected to have a Material Adverse Effect: (A) there are no uncured events of default, or events that with the giving of notice or passage of time, or both, would constitute an event of default by any tenant under any of the terms and provisions of any lease described in the “Properties” section of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010 where the tenant has been specifically identified; and (B) no tenant under any of the leases at the Properties has a right of first refusal to purchase the premises demised under such lease.

(w)	Tax Law Compliance. All Tax (as hereinafter defined) returns required to be filed by the Company and each of the Subsidiaries have been filed and all such returns are true, complete and correct in all material respects. All material Taxes that are due from the Company and the Subsidiaries have been paid other than those (i) currently payable without penalty or interest or (ii) being contested in good faith and by appropriate proceedings and for which adequate accruals have been established in accordance with generally accepted accounting principles of the United States, applied on a consistent basis throughout the periods involved (“GAAP”). To the knowledge of the Company, after due inquiry, there are no actual or proposed Tax assessments against the Company or any of the Subsidiaries that would, individually or in the aggregate, have a Material Adverse Effect. The accruals on the books and records of the Company and the Subsidiaries in respect of any material Tax liability for any period not finally determined are adequate to meet any assessments of Tax for any such period. For purposes of this Agreement, the term “Tax” and “Taxes” shall mean all U.S. and non-U.S. federal, state, local and taxes, and other assessments of a similar nature (whether imposed directly or through withholding), including any interest, additions to tax or penalties applicable thereto.

(x)	REIT. Commencing with its taxable year ended December 31, 2004, the Company has been organized and has operated in conformity with the requirements for qualification and taxation as a real estate investment trust (a “REIT”) under the Code (as defined below), and its proposed method of operation will enable it to meet the requirements for qualification and taxation as a REIT under the Code. Each of the Company’s corporate subsidiaries qualifies as (i) a “taxable REIT subsidiary” within the meaning of Section 856(l) of the Code, and all applicable regulations under the Code or (ii) a “qualified REIT subsidiary” within the meaning of Section 856(i)(2) of the Code, and all applicable regulations under the Code.

(y)	Intellectual Property Rights. Each of the Company and the Subsidiaries owns, or is licensed under, and has the right to use, all patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, domain names and trade names (collectively, “Intellectual Property”) reasonably necessary for the conduct of its businesses as now conducted or as proposed in the Time of Sale Document or the Final Offering Memorandum to be conducted. Except as set forth in the Time of Sale of Document or the Final Offering Memorandum, (i) to the Company’s and the Subsidiaries’ knowledge, there is no material infringement by third parties of any such Intellectual Property and (ii) there is no pending or, to the Company’s or Subsidiaries knowledge, threatened action, suit, proceeding or claim by the others that the Company or the Subsidiaries infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of others, and the Company and the Subsidiaries are unaware of any other fact which would form a reasonable basis for any such claim, other than any claims that, if successful, would not, individually or in the aggregate, have a Material Adverse Effect.

(z)	ERISA Matters. Each of the Company, the Subsidiaries and each ERISA Affiliate (as hereinafter defined) has fulfilled its obligations, if any, under the minimum funding standards of Section 302 of the United States Employee Retirement Income Security Act of 1974, as amended (“ERISA”) with respect to each “pension plan” (as defined in Section 3(2) of ERISA), subject to Section 302 of ERISA, which the Company, the Subsidiaries or any ERISA Affiliate sponsors or maintains, or with respect to which it has (or within the last three years had) any obligation to make contributions, and each such plan is in compliance in all material respects with the presently applicable provisions of ERISA and the Internal Revenue Code of 1986, as amended (the “Code”). None of the Company, the Subsidiaries or any ERISA Affiliate has incurred any unpaid liability to the Pension Benefit Guaranty Corporation (other than for the payment of premiums in the ordinary course) or to any such plan under Title IV of ERISA. “ERISA Affiliate” means a corporation, trade or business that is, along with the Company or any Subsidiary, a member of a controlled group of corporations or a controlled group of trades or businesses, as described in Section 414 of the Code or Section 4001 of ERISA.

(aa)	Labor Matters. (i) Neither the Company nor any of the Guarantors is party to or bound by any collective bargaining agreement with any labor organization; (ii) there is no union representation question existing with respect to the employees of the Company or the Guarantors, and, to the knowledge of the Company, after due inquiry, no union organizing activities are taking place that, could, individually or in the aggregate, have a Material Adverse Effect; (iii) to the knowledge of the Company, after due inquiry, no union organizing or decertification efforts are underway or threatened against the Company or the Guarantors; (iv) no labor strike, work stoppage, slowdown or other material labor dispute is pending against the Company or the Guarantors, or, to the Company’s knowledge, after due inquiry, threatened against the Company or the Guarantors; (iv) there is no worker’s compensation liability, experience or matter that could be reasonably expected to have a Material Adverse Effect; (v) to the knowledge of the Company, after due inquiry, there is no threatened or pending liability against the Company or the Guarantors pursuant to the Worker Adjustment Retraining and Notification Act of 1988, as amended (“WARN”), or any similar state or local law; (vi) there is no employment-related charge, complaint, grievance, investigation, unfair labor practice claim or inquiry of any kind, pending against the Company or the Guarantors that could, individually or in the aggregate, have a Material Adverse Effect; (vii) to the knowledge of the Company and the Guarantors, after due inquiry, no employee or agent of the Company or the Guarantors has committed any act or omission giving rise to liability for any violation identified in subsection (v) and (vi) above, other than such acts or omissions that would not, individually or in the aggregate, have a Material Adverse Effect; and (viii) no term or condition of employment exists through arbitration awards, settlement agreements or side agreement that is contrary to the express terms of any applicable collective bargaining agreement.

(bb)

Compliance with Environmental Laws. Each of the Company and the Subsidiaries is (i) in compliance with any and all applicable U.S. or non-U.S. federal, state and local laws and regulations relating to health and safety, or the pollution or the protection of the environment or hazardous or toxic substances of wastes, pollutants or contaminants (“Environmental Laws”), (ii) has received and is in compliance with all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct its respective businesses and (iii) has not received notice of, and is not aware of, any actual or potential liability for damages to natural resources or the investigation or remediation of any disposal, release or existence of hazardous or toxic substances or wastes, pollutants or contaminants, in each case except where such non-compliance with Environmental Laws, failure to receive and comply with required permits, licenses or other approvals, or liability would not, individually or in the aggregate, have a Material Adverse Effect. Neither the Company nor any of the Subsidiaries has been named as a “potentially responsible party” under the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, or any similar U.S. or non-U.S. state or local Environmental Laws or regulation requiring the Company or any of the Subsidiaries to investigate or remediate any pollutants or contaminants, except where such requirements would not, individually or in the aggregate, have a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business. In the ordinary course of its business, the Company periodically reviews the effects of Environmental Laws on the business, operations and properties of the Company and the Subsidiaries, in the course of which it identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws, or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such review, the Company has reasonably concluded that such associated costs would not have a Material Adverse Effect. Except as otherwise set forth in the Time of Sale Document, Company Additional Written Communication and the Final Offering Memorandum, and except as would not individually or in the aggregate reasonably be expected to have a Material Adverse Effect, to the knowledge of the Company, there have been no and are no (A) aboveground or underground storage tanks; (B) polychlorinated biphenyls (“PCBs”) or PCB-containing equipment; (C) asbestos or asbestos containing materials; (D) lead based paints; (E) mold or other airborne contaminants; or (F) dry-cleaning facilities in, on, under, or about any Property owned by the Company or their Subsidiaries.

(cc)	Insurance. Each of the Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged. All policies of insurance insuring the Company or any of the Subsidiaries or their respective businesses, assets, employees, officers and directors are in full force and effect. The Company and the Subsidiaries are in compliance with the terms of such policies and instruments in all material respects, and there are no claims by the Company or any of the Subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause. Neither the Company nor any such Subsidiary has been refused any insurance coverage applied for, and neither the Company nor any such Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not, individually or in the aggregate, have a Material Adverse Effect.

(dd)	Accounting System. The Company and each of the Subsidiaries make and keep accurate books and records and maintain a system of internal accounting controls and procedures sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorization, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP, and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization and (iv) all material assets are properly recorded or disposed of as those respective transactions occur. The Company’s independent auditors and board of directors have been advised of: (i) all “material weaknesses” and “significant deficiencies” (each, as defined in Rule 12b-2 of the Exchange Act), if any, in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize and report financial data and (ii) all fraud, if any, whether or not material, that involves management or other employees who have a role in the Company’s internal controls (whether or not remediated); all such material weaknesses and significant deficiencies, if any, have been disclosed in the Time of Sale Document and the Final Offering Memorandum in all material respects; and since the date of the most recent evaluation of such disclosure controls and procedures and internal controls, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses.

(ee)	Use of Proceeds; Solvency; Going Concern. All indebtedness represented by the Securities is being incurred for proper purposes and in good faith. On the Closing Date, after giving pro forma effect to the Offering and the use of proceeds therefrom described under the caption “Use of Proceeds” in the Time of Sale Document and Final Offering Memorandum, the Company and each Guarantor (i) will be Solvent (as hereinafter defined), (ii) will have sufficient capital for carrying on its business and (iii) will be able to pay its debts as they mature. As used in this paragraph, the term “Solvent” means, with respect to a particular date, that on such date (i) the present fair market value (or present fair saleable value) of the assets of the Company and each Guarantor is not less than the total amount required to pay the liabilities of the Company and each Guarantor on its total existing debts and liabilities (including contingent liabilities) as they become absolute and matured; (ii) the Company and each Guarantor is able to pay its debts and other liabilities, contingent obligations and commitments as they mature and become due in the normal course of business; (iii) assuming consummation of the issuance of the Securities as contemplated by this Agreement and the Time of Sale Document and Final Offering Memorandum, neither the Company nor any Guarantor is incurring debts or liabilities beyond its ability to pay as such debts and liabilities mature; (iv) neither the Company nor any Guarantor is engaged in any business or transaction, and does not propose to engage in any business or transaction, for which its property would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which the Company or any Guarantor is engaged; and (v) neither the Company nor any Guarantor is otherwise insolvent under the standards set forth in Applicable Law.

(ff)	No Price Stabilization or Manipulation. Neither the Company nor any of its Affiliates has and, to the Company’s knowledge, after due inquiry, no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company, whether to facilitate the sale or resale of any of the Securities or otherwise, (ii) sold, bid for, purchased, or paid anyone any compensation for soliciting purchases of, any of the Securities, or (iii) except as disclosed in the Time of Sale Document and the Final Offering Memorandum, paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

(gg)	No Registration Required Under the Securities Act or Qualification Under the TIA. Without limiting any provision herein, no registration under the Securities Act and no qualification of the Indenture under the TIA is required for the offer or sale of the Securities to the Initial Purchasers as contemplated hereby or for the Exempt Resales, assuming (i) that the purchasers in the Exempt Resales are QIBs or are not “U.S. persons” (as defined under Regulation S of the Securities Act) and (ii) the accuracy of the Initial Purchasers’ representations contained herein regarding the absence of general solicitation in connection with the sale of the Securities to the Initial Purchasers and in the Exempt Resales.

(hh)	No Integration. The Securities will be, upon issuance, eligible for resale pursuant to Rule 144A under the Securities Act and no other securities of the Company are of the same class (within the meaning of Rule 144A under the Securities Act) as the Securities and listed on a national securities exchange registered under Section 6 of the Exchange Act, or quoted in a U.S. automated inter-dealer quotation system. No securities of the Company of the same class as the Securities have been offered, issued or sold by the Company or any of its Affiliates within the six-month period immediately prior to the date hereof; and the Company does not have any intention of making, and will not make, an offer or sale of such securities of the Company of the same class as the Securities, for a period of six months after the date of this Agreement, except for the offering of the Securities as contemplated by this Agreement or the Registration Rights Agreement. As used in this paragraph, the terms “offer” and “sale” have the meanings specified in Section 2(a)(3) of the Securities Act.

(ii)	No Directed Selling Efforts. None of the Company, any of its Affiliates or other person acting on behalf of the Company has, with respect to Securities sold outside the United States, offered the Securities to buyers qualifying as “U.S. persons” (as defined in Rule 902 under the Securities Act) or engaged in any directed selling efforts within the meaning of Rule 902 under the Securities Act; the Company, any Affiliate of the Company and any person acting on behalf of the Company have complied with and will implement the “offering restrictions” within the meaning of such Rule 902; and neither the Company nor any of its Affiliates has entered or will enter into any arrangement or agreement with respect to the distribution of the Securities, except for this Agreement; provided that no representation is made in this paragraph with respect to the actions of the Initial Purchasers.

(jj)	No Applicable Registration or Other Similar Rights. There are no persons with registration or other similar rights to have any equity or debt securities of the Company or any “Affiliate” registered for sale under a registration statement, except for rights (i) contained in the Registration Rights Agreement or (ii) as have been duly waived.

(kk)	Margin Requirements. None of the Transactions or the application of the proceeds of the Securities will violate or result in a violation of Section 7 of the Exchange Act (including, without limitation, Regulation T (12 C.F.R. Part 220), Regulation U (12 C.F.R. Part 221) or Regulation X (12 C.F.R. Part 224) of the Board of Governors of the Federal Reserve System).

(ll)	Investment Company Act. As of the date hereof and, after giving effect to the Offering and the use of proceeds of the Offering, each of the Company and its Subsidiaries is not and will not be, individually or on a consolidated basis, an “investment company” that is required to be registered under the Investment Company Act of 1940, as amended, and the rules and regulations of the SEC thereunder (collectively, the “Investment Company Act”); and following the Closing, the Company and its Subsidiaries will conduct their businesses in a manner so as not to be required to register under the Investment Company Act.

(mm)	No Brokers. Neither the Company nor any of its Affiliates has engaged any broker, finder, commission agent or other person (other than the Initial Purchasers) in connection with the Offering or any of the Transactions, and neither the Company nor any of its Affiliates is under any obligation to pay any broker’s fee or commission in connection with such Transactions (other than commissions or fees to the Initial Purchasers).

(nn)	No Restrictions on Payments of Dividends. As of the Closing Date, except as otherwise disclosed in the Time of Sale Document and the Final Offering Memorandum there will be no encumbrances or restrictions on the ability of any Subsidiary of the Company (x) to pay dividends or make other distributions on such Subsidiary’s capital stock or to pay any indebtedness to the Company or any other Subsidiary of the Company, (y) to make loans or advances or pay any indebtedness to, or investments in, the Company or any other Subsidiary or (z) to transfer any of its property or assets to the Company or any other Subsidiary of the Company.

(oo)	Sarbanes-Oxley. There is and has been no failure on the part of the Company or any of the Company’s directors or officers, in their capacities as such, to comply in all material respects with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the “Sarbanes-Oxley Act”).

(pp)

Foreign Corrupt Practices Act. None of the Company or any Subsidiary or any director, officer, employee or, to the knowledge of the Company or any Subsidiary, any agent or other person acting on behalf of the Company or any Subsidiary has, in the course of its actions for, or on behalf of, the Company or any Subsidiary (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (ii) made any direct or indirect unlawful payment to any domestic government official, “foreign official” (as defined in the U.S. Foreign Corrupt Practices

Act of 1977, as amended, and the rules and regulations thereunder (collectively, the “FCPA”) or employee from corporate funds; (iii) violated or is in violation of any provision of the FCPA or any applicable non-U.S. anti-bribery statute or regulation; or (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any domestic government official, such foreign official or employee.

(qq)	Money Laundering. The operations of the Company and the Subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or the Subsidiaries with respect to the Money Laundering Laws is pending or, to the Company’s knowledge, after due inquiry, threatened.

(rr)	OFAC. Neither the Company nor the Subsidiaries nor, to the Company’s knowledge, after due inquiry, any director, officer, agent, employee or Affiliate of the Company or any of the Subsidiaries or other person acting on their behalf is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the Offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(ss)	Stamp Taxes. There are no stamp or other issuance or transfer taxes or duties or other similar fees or charges required to be paid in connection with the execution and delivery of this Agreement or the issuance or sale of the Securities provided that this Agreement, the Notes and Indenture are executed and delivered outside of the State of Florida.

(tt)	Indebtedness to be Refinanced. Set forth on Schedule IV hereto is a list of all Indebtedness that is to be paid in full using the proceeds of the Offering and terminated, retired or redeemed, as applicable, on the Closing Date. Set forth on Schedule IV opposite the description of each such Indebtedness is the aggregate principal amount of Indebtedness outstanding thereunder.

(uu)	Certificates. Each certificate signed by any officer of the Company or any of the Subsidiaries, delivered to the Initial Purchasers shall be deemed a representation and warranty by the Company or any such Subsidiary (and not individually by such officer) to the Initial Purchasers with respect to the matters covered thereby.

5. Covenants of the Company and the Guarantors. Each of the Company and the Guarantors jointly and severally agrees:

(a)	Securities Law Compliance. To (i) advise the Initial Purchasers promptly after obtaining knowledge (and, if requested by the Initial Purchasers, confirm such advice in writing) of (A) the issuance by any U.S. or non-U.S. federal or state securities commission of any stop order suspending the qualification or exemption from qualification of any of the Securities for offer or sale in any jurisdiction, or the initiation of any proceeding for such purpose by any U.S. or non-U.S. federal or state securities commission or other regulatory authority, or (B) the happening of any event that makes any statement of a material fact made in the Time of Sale Document, any Company Additional Written Communication or the Final Offering Memorandum, untrue or that requires the making of any additions to or changes in the Time of Sale Document, any Company Additional Written Communication, or the Final Offering Memorandum, to make the statements therein, in the light of the circumstances under which they were made, not misleading, (ii) use its reasonable best efforts to prevent the issuance of any stop order or order suspending the qualification or exemption from qualification of any of the Securities under any securities or “Blue Sky” laws of U.S. state or non-U.S. jurisdictions and (iii) if, at any time, any U.S. or non-U.S. federal or state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of any of the Securities under any such laws, use its reasonable best efforts to obtain the withdrawal or lifting of such order at the earliest possible time.

(b)	Offering Documents. To (i) furnish the Initial Purchasers, without charge, as many copies of the Time of Sale Document and the Final Offering Memorandum, and any amendments or supplements thereto, as the Initial Purchasers may reasonably request, and (ii) promptly prepare, upon the reasonable request of the Initial Purchasers, any amendment or supplement to the Time of Sale Document or Final Offering Memorandum that the Initial Purchasers, upon advice of legal counsel, determine may be necessary in connection with Exempt Resales (and the Company and the Guarantors hereby consent to the use of the Time of Sale Document and the Final Offering Memorandum, and any amendments and supplements thereto, by the Initial Purchasers in connection with Exempt Resales).

(c)	Consent to Amendments and Supplements. Not to amend or supplement the Time of Sale Document or the Final Offering Memorandum prior to the Closing Date, or at any time prior to the completion of the resale by the Initial Purchasers of all the Securities purchased by the Initial Purchasers, unless the Initial Purchasers shall previously have been advised thereof and shall have provided its written consent thereto. Before making, preparing, using, authorizing, approving or referring to any Company Additional Written Communications, the Company will furnish to the Initial Purchasers and counsel for the Initial Purchasers a copy of such written communication for review and will not make, prepare, use, authorize, approve or refer to any such written communication to which the Initial Purchasers reasonably object. The Company and the Guarantors consent to the use by the Initial Purchasers of a Company Additional Written Communication that contains (A) information describing the preliminary terms of the Securities or their offering or (B) information that describes the final terms of the Securities or their offering and that is included in or is subsequently included in the Final Offering Memorandum, including by means of the Pricing Supplement.

(d)	Preparation of Amendments and Supplements to Offering Documents. If, at any time when a Final Offering Memorandum relating to the Securities is required to be delivered under the Securities Act or is advisable in the reasonable judgment of the Initial Purchasers, (i) if any event shall occur as a result of which, in the reasonable judgment of the Company or the Initial Purchasers, it becomes necessary or advisable to amend or supplement the Time of Sale Document or the Final Offering Memorandum to correct any untrue statement of a material fact or omission to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary to amend or supplement the Time of Sale Document or the Final Offering Memorandum to comply with any Applicable Law, to prepare, at the expense of the Company, an appropriate amendment or supplement to the Time of Sale Document and the Final Offering Memorandum (in form and substance reasonably satisfactory to the Initial Purchasers) so that (A) as so amended or supplemented, the Time of Sale Document and the Final Offering Memorandum will not include an untrue statement of material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (B) the Time of Sale Document and the Final Offering Memorandum will comply with Applicable Law and (ii) if in the reasonable judgment of the Company it becomes necessary or advisable to amend or supplement the Time of Sale Document or the Final Offering Memorandum so that the Time of Sale Document and the Final Offering Memorandum will contain all of the information specified in, and meet the requirements of, Rule 144A(d)(4) of the Securities Act, to prepare an appropriate amendment or supplement to the Time of Sale Document or the Final Offering Memorandum (in form and substance reasonably satisfactory to the Initial Purchasers) so that the Time of Sale Document or the Final Offering Memorandum, as so amended or supplemented, will contain the information specified in, and meet the requirements of, such Rule.

(e)	“Blue Sky” Law Compliance. To cooperate with the Initial Purchasers and counsel to the Initial Purchasers in connection with the qualification of the Securities under the securities or “Blue Sky” laws of U.S. state or non-U.S. jurisdictions as the Initial Purchasers may request and continue such qualification in effect so long as reasonably required for Exempt Resales. The Company will advise the Initial Purchasers promptly of the suspension of any such exemption relating to the Securities for offering, sale or trading in any jurisdiction or any initiation or threat of any proceeding for any such purpose, and in the event of the issuance of any order suspending such exemption, the Company shall use its best efforts to obtain the withdrawal thereof at the earliest possible moment.

(f)

Payment of Expenses. Whether or not any of the Offering or the Transactions are consummated or this Agreement is terminated, to pay (i) all costs, expenses, fees and taxes incident to and in connection with: (A) the preparation, printing and distribution of the Time of Sale Document and the Final Offering Memorandum and all amendments and supplements thereto (including, without limitation, financial statements and exhibits), and all other agreements, memoranda, correspondence and other documents prepared and delivered in connection herewith, (B) the negotiation, printing, processing and distribution (including, without limitation, word processing and duplication costs) and delivery of, each of the Documents, (C) the preparation, issuance and delivery of the Securities, (D) the qualification of the Securities for offer and sale under the securities or “Blue Sky” laws of U.S. state or non-U.S. jurisdictions (including, without limitation, the fees and disbursements of counsel to the Initial Purchasers relating to such registration or qualification), (E) furnishing such copies of the Time of Sale Document and the Final Offering Memorandum, and all amendments and supplements thereto, as may reasonably be requested for use by the Initial Purchasers and (F) the performance of the obligations of the Company’s and the Guarantors’ obligations under the Registration Rights Agreement, including but not limited to the Exchange Offer, the Exchange Offer Registration Statement and any Shelf Registration Statement, (ii) all fees and expenses of the counsel, accountants and any other experts or advisors retained by the Company or the Guarantors, (iii) all fees and expenses (including fees and expenses of counsel) of the Company or the Guarantors in connection with approval of the Securities by DTC for “book-entry” transfer, (iv) all fees charged by rating agencies in connection with the rating of the Securities, (v) all fees and expenses (including reasonable fees and expenses of counsel) of the Trustee and (vi) all other fees, disbursements and out-of-pocket expenses incurred by Initial Purchasers in connection with their services to be rendered hereunder including, without limitation, the fees and disbursements of Latham & Watkins LLP, counsel to the Initial Purchasers, travel and lodging expenses, chartering of airplanes, roadshow or investor presentation expenses, word processing charges, the costs of printing or producing any investor presentation materials, messenger and duplicating service expenses, facsimile expenses and other customary expenditures.

(g)	Use of Proceeds. To use the proceeds of the Offering in the manner described in the Time of Sale Document and the Final Offering Memorandum under the caption “Use of Proceeds.”

(h)	Transaction Documents. To do and perform all things required to be done and performed under the Documents prior to and after the Closing Date.

(i)	Integration. Not to, and to ensure that no Affiliate of the Company will, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any “security” (as defined in the Securities Act) that would be integrated with the sale of the Securities in a manner that would require the registration under the Securities Act of the sale to the Initial Purchasers or to the Subsequent Purchasers of the Securities.

(j)	Stabilization or Manipulation. Not to take, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in stabilization or manipulation of the price of the Securities or any other reference security, whether to facilitate the sale or resale of the Securities or otherwise.

(k)	DTC. To comply with the representation letter of the Company to DTC relating to the approval of the Securities by DTC for “book-entry” transfer.

(l)	Rule 144(A) Information. For so long as any of the Securities remain outstanding, during any period in which the Company is not subject to Section 13 or 15(d) of the Exchange Act, to make available, upon request, to any owner of the Securities in connection with any sale thereof and any prospective Subsequent Purchasers of such Securities from such owner, the information required by Rule 144A(d)(4) under the Securities Act.

(m)	Furnish Trustee and Noteholder Reports. For so long as any of the Securities remain outstanding, to furnish to the Initial Purchasers copies of all reports and other communications (financial or otherwise) furnished by the Company to the Trustee or to the holders of the Securities and, as soon as available, copies of any reports or financial statements furnished to or filed by the Company with the SEC or any national securities exchange on which any class of securities of the Company may be listed.

(n)	Additional Offering Materials. Except in connection with the Exchange Offer or the filing of the Shelf Registration Statement, not to, and not to authorize or permit any person acting on its behalf to, (i) distribute any offering materials in connection with the offer and sale of the Securities other than the Time of Sale Document and the Final Offering Memorandum and any amendments and supplements to the Preliminary Offering Memorandum or the Final Offering Memorandum prepared in compliance with this Agreement, (ii) solicit any offer to buy or offer to sell the Securities by means of any form of general solicitation or general advertising (including, without limitation, as such terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act, or (iii) engage in any directed selling efforts within the meaning of Regulation S, and all such persons will comply with the offering restrictions requirement of Regulation S.

(o)	Sale of Restricted Securities. During the one year period after the Closing Date (or such shorter period as may be provided for in Rule 144 under the Securities Act, as the same may be in effect from time to time), to not, and to not permit any current or future Subsidiaries of either the Company or any other Affiliates controlled by the Company to, resell any of the Securities which constitute “restricted securities” under Rule 144 that have been reacquired by the Company, any current or future Subsidiaries or any other Affiliates controlled by the Company, except pursuant to an effective registration statement under the Securities Act.

(p)	Stamp Taxes. To pay all stamp or other issuance or transfer taxes or duties other similar fees or charges which may be imposed by any governmental or regulatory authority in connection with the execution and delivery of this Agreement or the issuance or sale of the Securities.

(q)	Good Standings. To deliver to the Initial Purchasers on and as of the Closing Date satisfactory evidence of the good standing of the Company and the Guarantors in their respective jurisdictions of organization and the good standing of the Company and the Subsidiaries in such other jurisdictions as the Initial Purchasers may reasonably request, in each case in writing or any standard form of telecommunication, from the appropriate governmental authorities of such jurisdictions.

(r)	Investment Company. The Company and its Subsidiaries will conduct their businesses in a manner so as to not be required to register under the Investment Company Act.

(s)	Lock –up. During the period beginning from the date hereof and continuing until the date that is 90 days after the Closing Date, not to directly or indirectly, issue, sell, offer or agree to sell, grant any option for the sale of, or otherwise dispose of, any debt securities or securities of the Company that are convertible into, or exchangeable for, the Securities or other debt securities of the Company, without the prior written consent of the Representatives.

6. Representations and Warranties of the Initial Purchasers. The Initial Purchasers, severally and not jointly, represent and warrant that:

(a)	Initial Purchaser Status, Resale Terms. It is a “QIB” (as defined in Rule 144A under the Securities Act) and it will offer the Securities for resale only upon the terms and conditions set forth in this Agreement and in the Time of Sale Document and the Final Offering Memorandum.

(b)	Sale of Restricted Exchange Securities. Each will solicit offers to buy the Securities only from, and will offer and sell the Securities only to, persons reasonably believed by such Initial Purchaser (A) to be QIBs or (B) to not be “U.S. persons” (as defined under Regulation S under the Securities Act) and in compliance with laws applicable to such persons in jurisdictions outside of the United States; provided, however, that in purchasing such Securities, such persons are deemed to have represented and agreed as provided under the caption “Notice to Investors” contained in the Time of Sale Document and the Final Offering Memorandum.

(c)	General Solicitation. No form of general solicitation or general advertising in violation of the Securities Act has been or will be used nor will any offers in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act or, with respect to Securities to be sold in reliance on Regulation S, by means of any directed selling efforts be made by such Initial Purchaser or any of its representatives in connection with the offer and sale of any of the Securities.

7. Conditions. The obligations of the Initial Purchasers to purchase the Securities under this Agreement are subject to the performance by each of the Company and the Guarantors of their respective covenants and obligations hereunder and the satisfaction of each of the following conditions:

(a)	Representations, Warranties and Agreements. All the representations and warranties of the Company and the Guarantors contained in this Agreement and in each of the other Documents shall be true and correct as of the date hereof and at the Closing Date. On or prior to the Closing Date, the Company and each other party to the Documents (other than the Initial Purchasers) shall have performed or complied with all of the agreements and satisfied all conditions on their respective parts to be performed, complied with or satisfied pursuant to the Documents (other than conditions to be satisfied by such other parties, which the failure to so satisfy would not, individually or in the aggregate, have a Material Adverse Effect).

(b)	Closing Deliverables. The Initial Purchasers shall have received on the Closing Date:

(i)	Officers’ Certificate. A certificate dated the Closing Date, signed by (1) the Chief Executive Officer of the Company and (2) the principal financial or accounting officer of the Company, on behalf of the Company and the Guarantors, to the effect that (a) the representations and warranties set forth in Section 4 hereof, in each of the Documents are true and correct in all material respects with the same force and effect as though expressly made at and as of the Closing Date, (b) the Company and the Guarantors have performed and complied with all agreements and satisfied all conditions in all material respects on its part to be performed or satisfied at or prior to the Closing Date, (c) at the Closing Date, since the date hereof or since the date of the most recent financial statements in the Time of Sale Document and the Final Offering Memorandum (exclusive of any amendment or supplement thereto after the date hereof), no event or events have occurred, that, individually or in the aggregate, would have a Material Adverse Effect, (d) since the date of the most recent financial statements in the Time of Sale Document and the Final Offering Memorandum (exclusive of any amendment or supplement thereto after the date hereof), other than as described in the Time of Sale Document and the Final Offering Memorandum or contemplated hereby, neither the Company, neither the Guarantors nor any other Subsidiary has incurred any liabilities or obligations, direct or contingent, not in the ordinary course of business, that are material to the Company and the Subsidiaries, taken as a whole, or entered into any transactions not in the ordinary course of business that are material to the business, condition (financial or otherwise) or results of operations or prospects of the Company and the Subsidiaries, taken as a whole, and there has not been any change in the capital stock or long-term indebtedness of the Company, the Guarantors or any other Subsidiary of the Company that is material to the business, condition (financial or otherwise) or results of operations or prospects of the Company and the Subsidiaries, taken as a whole, and (e) the sale of the Securities has not been enjoined (temporarily or permanently).

(ii)	Secretary’s Certificate. A certificate, dated the Closing Date, executed by the Secretary of the Company and each Guarantor, certifying such matters as the Initial Purchasers may reasonably request.

(iii)	Good Standing Certificates. A certificate evidencing satisfactory evidence of the good standing, as issued by the Secretaries of State (or comparable office) of each of the jurisdictions in which each of the Company and the Guarantors operates as of a date within thirty days prior to the Closing Date.

(iv)	Solvency Certificate. A certificate of solvency, dated the Closing Date, executed by the principal financial or accounting officer of the Company in the form of Exhibit B attached hereto.

(v)	Counsel to the Company and Guarantors. An opinion, dated as of the Closing Date, of each of Arnold & Porter LLP; Lowndes, Drosdick, Doster, Kantor & Reed, P.A.; and Venable LLP, each counsel to the Company, covering such matters and in substantially the form set forth on Exhibit C-1, Exhibit C-2 and Exhibit C-3, respectively.

(vi)	Counsel to Initial Purchasers Opinion. An opinion, dated the Closing Date, of Latham & Watkins LLP, counsel to the Initial Purchasers, in form satisfactory to the Initial Purchasers covering such matters as are customarily covered in such opinions.

(vii)	Comfort Letters. The Initial Purchasers shall have received from PricewaterhouseCoopers LLP, the registered public or certified public accountants of the Company, (A) a customary initial comfort letter delivered according to Statement of Auditing Standards No. 72 (or any successor bulletin), dated the date hereof, in form and substance reasonably satisfactory to the Initial Purchasers and its counsel, with respect to the financial statements and certain financial information contained in the Time of Sale Document and the Final Offering Memorandum, and (B) a customary “bring-down” comfort letter, dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers and their counsel, to the effect that PricewaterhouseCoopers LLP which includes, among other things, a reaffirmation of the statements made in its initial letter furnished pursuant to clause (A) with respect to such financial statements and financial information contained in the Time of Sale Document and the Final Offering Memorandum.

(viii)	Financial Certificate. Certificates dated the date hereof and the Closing Date, signed by the Chief Accounting Officer of the Company on behalf of the Company, to the effect that certain financial information contained in the Time of Sale Document is (i) derived from the Company’s internal accounting and/or financial records and (ii) true, correct and complete in all material respects.

(c)	Executed Documents. The Initial Purchasers shall have received fully executed copies of each Document (each of which shall be in full force and effect on terms reasonably satisfactory to the Initial Purchasers), and each opinion, certificate, letter and other document to be delivered in connection with the Offering or any other Transaction.

(d)	Refinancing. The Initial Purchasers shall have received substantially contemporaneously with the Closing a copy of the receipt of a payoff letter from each of the institutions listed on Schedule IV attached hereto.

(e)	No Material Adverse Change. Subsequent to the respective dates as of which information is given in the Time of Sale Document (exclusive of any amendment or supplement thereto), there shall not have been any Material Adverse Change that could, in the sole reasonable judgment of the Representatives, be expected to (i) make it impracticable or inadvisable to proceed with the offering, sale or delivery of the Securities on the terms and in the manner contemplated by this Agreement, the Time of Sale Document and the Final Offering Memorandum, or (ii) materially impair the investment quality of any of the Securities.

(f)

No Hostilities. Any outbreak or escalation of hostilities or other national or international calamity or crisis, including acts of terrorism, or material adverse change or disruption in economic conditions in, or in the financial markets of, the United States (it being understood that any such change or disruption shall be relative to such conditions and markets as in effect on the date hereof), if the effect of such outbreak, escalation, calamity, crisis, act or material adverse change in the economic conditions in, or in the financial markets of, the United States could be reasonably expected to make it, in the sole judgment of the Representatives, impracticable or inadvisable to market or proceed with the offering or delivery of the Securities on the terms and in the manner contemplated in the Time of Sale Document and the Final Offering Memorandum or to enforce contracts for the sale of any of the Securities.

(g)	No Suspension in Trading; Banking Moratorium. (i) Trading in the Company’s common stock shall have been suspended by the SEC, (ii) a suspension or limitation of trading generally in securities on the New York Stock Exchange, the American Stock Exchange or the NASDAQ National Market or any setting of limitations on prices for securities occurs on any such exchange or market or (iii) the declaration of a banking moratorium by any Governmental Authority has occurred or the taking of any action by any Governmental Authority after the date hereof in respect of its monetary or fiscal affairs that, in the case of clause (i), (ii) or (iii) of this paragraph, in the sole judgment of the Representatives, could reasonably be expected to have a material adverse effect on the financial markets in the United States or elsewhere.

(h)	Corporate Proceedings. All corporate proceedings and other legal matters incident to the authorization, form and validity of the Documents and the Transactions and all other legal matters relating of the offering, issuance and sale of the Securities and the Transactions shall be reasonably satisfactory in all material respects to counsel to the Initial Purchasers; and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

8. Indemnification and Contribution.

(a)	Indemnification by the Company and the Guarantors. The Company and each of the Guarantors jointly and severally agree to indemnify and hold harmless the Initial Purchasers, their affiliates, directors, officers and employees, and each person, if any, who controls any of the Initial Purchasers within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities of any kind to which such Initial Purchaser, affiliate, director, officer, employee or such controlling person may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company, insofar as any such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon:

(i)	any untrue statement or alleged untrue statement of a material fact contained in the Time of Sale Document, any Company Additional Written Communication or the Final Offering Memorandum, or any amendment or supplement thereto; or

(ii)	the omission or alleged omission to state, in the Time of Sale Document, any Company Additional Written Communication or the Final Offering Memorandum, or any amendment or supplement thereto, a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

and, subject to the provisions hereof, will reimburse, as incurred, the Initial Purchaser and its affiliates, directors, officers, employees and each such controlling persons for any legal or other expenses incurred by such person in connection with investigating, defending against, settling, compromising, paying or appearing as a third-party witness in connection with any such loss, claim, damage, liability, expense or action in respect thereof; provided, however, the Company and the Guarantors will not be liable in any such case to the extent (but only to the extent) that a court of competent jurisdiction shall have determined by a final, unappealable judgment that such loss, claim, damage, liability or expense resulted solely from any untrue statement or alleged untrue statement or omission or alleged omission made in the Time of Sale Document, any Company Additional Written Communication or the Final Offering Memorandum or any amendment or supplement thereto in reliance upon and in conformity with written information concerning the Initial Purchasers furnished to the Company by the Initial Purchasers specifically for use therein, it being understood and agreed that the only such information furnished by the Initial Purchasers to the Company consists of the information set forth in 13. The indemnity agreement set forth in this Section shall be in addition to any liability that the Company and the Guarantors may otherwise have to the indemnified parties.

(b)	Indemnification by the Initial Purchasers. The Initial Purchasers, severally and not jointly, agree to indemnify and hold harmless each of the Company, each of the Guarantors and their respective directors, officers and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any losses, claims, damages, liabilities or expenses to which the Company, such Guarantors or any such director, officer or controlling person may become subject under the Securities Act, the Exchange Act or otherwise, insofar as a court of competent jurisdiction shall have determined by a final, unappealable judgment that such losses, claims, damages, liabilities or expenses (or actions in respect thereof) have resulted solely from (i) any untrue statement or alleged untrue statement of any material fact contained in the Time of Sale Document or the Final Offering Memorandum or any amendment or supplement thereto or (ii) the omission or the alleged omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, in each case to the extent (but only to the extent) that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning the Initial Purchasers furnished to the Company by the Initial Purchasers specifically for use therein as set forth in Section 13; and, subject to the limitation set forth immediately preceding this clause, will reimburse, as incurred, any legal or other expenses incurred by the Company, each of the Guarantors or any such director, officer or controlling person in connection with any such loss, claim, damage, liability, expense or action in respect thereof. The indemnity agreement set forth in this Section shall be in addition to any liability that the Initial Purchasers may otherwise have to the indemnified parties.

(c)

Notifications and Other Indemnification Procedures. As promptly as reasonably practicable after receipt by an indemnified party under this Section of notice of the commencement of any action for which such indemnified party is entitled to indemnification under this Section, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section, notify the indemnifying party of the commencement thereof in writing; but the omission to so notify the indemnifying party (i) will not relieve such indemnifying party from any liability under Section 8(a) or (b) above unless and only to the extent it is materially prejudiced as a proximate result thereof and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in Section 8(a) and (b) above. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may elect, jointly with any other indemnifying party similarly notified by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, that if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the defendants in any such action include both the indemnified party and the indemnifying party, and the indemnified party shall have concluded that a conflict may arise between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be one or more legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party, or (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after receipt by the indemnifying party of notice of the institution of such action, then, in each such case, the indemnifying party shall not have the right to direct the defense of such action on behalf of such indemnified party or parties and such indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties at the expense of the indemnifying party. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the immediately preceding sentence (it being understood, however, that in connection with such action the indemnifying party shall not be liable for the fees and expenses of more than one separate counsel (in addition to local counsel) in any one action or separate but substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances, designated by the Initial Purchasers in the case of Section 8(a) or the Company in the case of Section 8(b), representing the indemnified parties under such Section 8(a) or (b), as the case may be, who are parties to such action or actions), (ii) the indemnifying party has authorized in writing the employment of counsel for the indemnified party at the expense of the indemnifying party or (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying party and shall be paid as they are incurred. After such notice from the indemnifying party to such indemnified party, the indemnifying party will not be liable for the costs and expenses of any settlement of such action effected by such indemnified party without the prior written consent of the indemnifying party (which consent shall not be unreasonably withheld), unless such indemnified party waived in writing its rights under this Section, in which case the indemnified party may effect such a settlement without such consent.

(d)	Settlements. No indemnifying party shall be liable under this Section for any settlement of any claim or action (or threatened claim or action) effected without its written consent, which shall not be unreasonably withheld, but if a claim or action settled with its written consent, or if there be a final judgment for the plaintiff with respect to any such claim or action, each indemnifying party jointly and severally agrees, subject to the exceptions and limitations set forth above, to indemnify and hold harmless each indemnified party from and against any and all losses, claims, damages or liabilities (and legal and other expenses as set forth above) incurred by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party (which consent shall not be unreasonably withheld), effect any settlement or compromise of any pending or threatened proceeding in respect of which the indemnified party is or could have been a party, or indemnity could have been sought hereunder by the indemnified party, unless such settlement (A) includes an unconditional written release of the indemnified party, in form and substance satisfactory to the indemnified party, from all liability on claims that are the subject matter of such proceeding and (B) does not include any statement as to an admission of fault, culpability or failure to act by or on behalf of the indemnified party.

(e)

Contribution. In circumstances in which the indemnity agreements provided for in this Section is unavailable to, or insufficient to hold harmless, an indemnified party in respect of any losses, claims, damages, liabilities or expenses (or actions in respect thereof), each indemnifying party, in order to provide for just and equitable contributions, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (or actions in respect thereof) in such proportion as is appropriate to reflect (i) the relative benefits received by the indemnifying party or parties, on the one hand, and the indemnified party, on the other hand, from the Offering or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the indemnifying party or parties, on the one hand, and the indemnified party, on the other hand, in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof). The relative benefits received by the Company and the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, shall be deemed to be in the same proportion as the total proceeds from the Offering (before deducting expenses) received by the Company bear to the total discounts and commissions received by the Initial Purchasers. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, on the one hand, or the Initial Purchasers pursuant to Section 8(b) above, on the other hand, the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission or alleged statement or omissions, and any other equitable considerations appropriate in the circumstances.

(f)	Equitable Consideration. The Company, the Guarantors and the Initial Purchasers agree that it would not be equitable if the amount of such contribution determined pursuant to Section 8(e) were determined by pro rata or per capita allocation or by any other method of allocation that does not take into account the equitable considerations referred to in Section 8(e). Notwithstanding any other provision of this Section, the Initial Purchasers shall not be obligated to make contributions hereunder that in the aggregate exceed the total discounts, commissions and other compensation received by such Initial Purchasers under this Agreement, less the aggregate amount of any damages that such Initial Purchasers has otherwise been required to pay by reason of the untrue or alleged untrue statements or the omissions or alleged omissions to state a material fact. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Initial Purchasers’ obligation to contribute hereunder shall be several in proportion to their respective purchase obligations hereunder and not joint. For purposes of Section 8(e), each director, officer and employee of any of the Initial Purchasers, and each person, if any, who controls such Initial Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, shall have the same rights to contribution as such Initial Purchaser, and each director, officer and employee of the Company and the Guarantors, and each person, if any, who controls the Company or any of the Guarantors within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, shall have the same rights to contribution as the Company and the Guarantors.

9. Termination. The Initial Purchasers may terminate this Agreement at any time prior to the Closing Date by written notice to the Company if any of the events described in Sections 7(e) (No Material Adverse Change), 7(f) (No Hostilities) or 7(g) (No Suspension in Trading; Banking Moratorium) shall have occurred or if the Initial Purchasers shall decline to purchase the Securities for any reason permitted by this Agreement. Any termination pursuant to this Section shall be without liability on the part of (a) the Company or the Guarantors to the Initial Purchasers, except that the Company and the Guarantors shall be obligated to reimburse the expenses of the Initial Purchasers pursuant to Section 5(f) hereof or (b) the Initial Purchasers to the Company or the Guarantors, except, in the case of each of clauses (a) and (b), that the provisions of Sections 9 and 10 hereof shall at all times be effective and shall survive such termination. Notwithstanding the foregoing, any termination pursuant to this Section shall not relieve any defaulting Initial Purchaser from any liability to which such defaulting Initial Purchaser may be subject under this Agreement.

10. Survival. The representations and warranties, covenants, indemnities and contribution and expense reimbursement provisions and other agreements of the Company and the Guarantors set forth in or made pursuant to this Agreement shall remain operative and in full force and effect, and will survive, regardless of (i) any investigation, or statement as to the results thereof, made by or on behalf of the Initial Purchasers, (ii) the acceptance of the Securities, and payment for them hereunder, and (iii) any termination of this Agreement.

11. Defaulting Initial Purchasers. If, on the Closing Date, any one of the Initial Purchasers shall fail or refuse to purchase Securities that it or they have agreed to purchase hereunder on such date, and the aggregate principal amount of Securities which such defaulting Initial Purchaser agreed but failed or refused to purchase is not more than one tenth of the aggregate principal amount of Securities to be purchased on such date, the other Initial Purchasers shall be obligated severally in the proportions that the principal amount of Securities set forth opposite their respective names in Schedule I hereto bears to the aggregate principal amount of Securities set forth opposite the names of all such non-defaulting Initial Purchasers to purchase the Securities which such defaulting Initial Purchaser agreed but failed or refused to purchase on such date. If, on the Closing Date any Initial Purchaser shall fail or refuse to purchase Securities which it or they have agreed to purchase hereunder on such date and the aggregate principal amount of Securities with respect to which such default occurs is more than one tenth of the aggregate principal amount of Securities to be purchased on such date, and arrangements satisfactory to the non-defaulting Initial Purchasers and the Company for the purchase of such Securities are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of the non-defaulting Initial Purchasers or of the Company or any Guarantor. Any action taken under this Section shall not relieve any defaulting Initial Purchaser from liability in respect of any default of such Initial Purchaser under this Agreement.

12. No Fiduciary Relationship. The Company and the Guarantors hereby acknowledge that the Initial Purchasers are acting solely as initial purchasers in connection with the purchase and sale of the Securities. The Company and the Guarantors further acknowledge that the Initial Purchasers are acting pursuant to a contractual relationship created solely by this Agreement entered into on an arm’s length basis, and in no event do the parties intend that the Initial Purchasers act or be responsible as fiduciaries to either the Company, the Guarantors or their respective management, stockholders or creditors or any other person in connection with any activity that the Initial Purchasers may undertake or have undertaken in furtherance of the purchase and sale of the Securities, either before or after the date hereof. The Initial Purchasers hereby expressly disclaim any fiduciary or similar obligations to either the Company or the Guarantors, either in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions, and the Company and the Guarantors hereby confirm their understanding and agreement to that effect. The Company, the Guarantors and the Initial Purchasers agree that they are each responsible for making their own independent judgments with respect to any such transactions and that any opinions or views expressed by the Initial Purchasers to the Company and the Guarantors regarding such transactions, including, but not limited to, any opinions or views with respect to the price or market for the Securities, do not constitute advice or recommendations to the Company and the Guarantors. The Company and the Guarantors hereby waive and release, to the fullest extent permitted by law, any claims that either of the Company or the Guarantors may have against the Initial Purchasers with respect to any breach or alleged breach of any fiduciary or similar duty to the Company or the Guarantors in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions.

13. Information Supplied by Initial Purchasers. Each of the Company and the Guarantors hereby acknowledges that, for purposes of Section 4(c) and Section 8, the only information that the Initial Purchasers have furnished to the Company specifically for use in the Preliminary Offering Memorandum or the Final Offering Memorandum are the statements set forth in (a) the first sentence under the third paragraph, (b) the sixth paragraph, (c) the fifth sentence of the eighth paragraph and (d) the first and sixth sentences of the ninth paragraph under the caption “Plan of Distribution” in the Preliminary Offering Memorandum and the Final Offering Memorandum.

14. Miscellaneous.

(a)

Notices. Notices given pursuant to any provision of this Agreement shall be addressed as follows: (i) if to the Company, to: 450 South Orange Avenue, Orlando, FL 32801, Attention: Joseph Johnson, with a copy to: Lowndes, Drosdick, Doster, Kantor & Reed, P.A., 215 N. Eola Drive, Orlando, FL 32801, Attention: Peter E. Reinert, Esq. and a copy to Arnold & Porter LLP, 555 12th Street, N.W., Washington, D.C. 2004, Attention: Neil M. Goodman, and (ii) if to the Initial Purchasers, to: Jefferies & Company, Inc., 520 Madison Avenue, New York, NY 10022, with a copy to: Latham & Watkins LLP, 355 South Grand Avenue, Los Angeles, CA 90071-1560, Attention: Julian Kleindorfer, Esq. (or in any case to such other address as the person to be notified may have requested in writing).

(b)	Beneficiaries. This Agreement has been and is made solely for the benefit of and shall be binding upon the Company, the Guarantors, the Initial Purchasers and to the extent provided in Section 8 hereof, the controlling persons, affiliates, officers, directors, partners, employees, representatives and agents referred to in Section 8 hereof and their respective heirs, executors, administrators, successors and assigns, all as and to the extent provided in this Agreement, and no other person shall acquire or have any right under or by virtue of this Agreement. The term “successors and assigns” shall not include a purchaser of any of the Securities from the Initial Purchasers merely because of such purchase. Notwithstanding the foregoing, it is expressly understood and agreed that each purchaser who purchases Securities from the Initial Purchasers is intended to be a beneficiary of the covenants of the Company and the Guarantors contained in the Registration Rights Agreement to the same extent as if the Securities were sold and those covenants were made directly to such purchaser by the Company and the Guarantors, and each such purchaser shall have the right to take action against the Company and the Guarantors to enforce, and obtain damages for any breach of, those covenants.

(c)

Governing Law; Jurisdiction; Waiver of Jury Trial; Venue. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York. Each of the Company and the Guarantors hereby expressly and irrevocably (i) submits to the non-exclusive jurisdiction of the federal and state courts sitting in the Borough of Manhattan in the City of New York in any suit or proceeding arising out of or relating to this Agreement or the Transactions, and (ii) waives (a) its right to a trial by jury in any legal action or proceeding relating to this Agreement, the Transactions or any course of conduct, course of dealing, statements (whether verbal or written) or actions of the Initial Purchasers and for any counterclaim related to any of the foregoing and (b) any obligation which it may have or hereafter may have to the laying of venue of any such litigation brought in any such court referred to above and any claim that any such litigation has been brought in an inconvenient forum.

(d)	Entire Agreement; Counterparts. This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. This Agreement may be executed in two or more counterparts, each one of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

(e)	Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(f)	Separability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(g)	Amendment. This Agreement may be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may be given, provided that the same are in writing and signed by all of the signatories hereto.

(h)	Agreement Among Initial Purchasers. Any action by the Initial Purchasers hereunder may be taken by the Representatives on behalf of the Initial Purchasers, and any such action taken by the Representatives shall be binding upon each of the Initial Purchasers.

[Signature Pages Follow]

Please confirm that the foregoing correctly sets forth the agreement between the Company, the Guarantors and the Initial Purchasers.

Very truly yours,

CNL LIFESTYLE PROPERTIES, INC., a Maryland Corporation

By:	/s/ Holly Greer
	Name:	Holly Greer
	Title:	Senior Vice President

GUARANTORS

CNL INCOME PARTNERS, LP, a Delaware limited partnership

By:	CNL INCOME GP CORP.,
a Delaware corporation, General Partner

By:	/s/ Holly Greer
	Name:	Holly Greer
	Title:	Senior Vice President

CNL INCOME NORTHSTAR, LLC, a Delaware limited liability company

By:	/s/ Holly Greer
	Name:	Holly Greer
	Title:	Senior Vice President

CNL INCOME NORTHSTAR TRS CORP., a Delaware corporation

By:	/s/ Holly Greer
	Name:	Holly Greer
	Title:	Senior Vice President

CNL INCOME SIERRA, LLC,
a Delaware limited liability company

By:	/s/ Holly Greer
	Name:	Holly Greer
	Title:	Senior Vice President

CNL INCOME SIERRA TRS CORP., a Delaware corporation

By:	/s/ Holly Greer
	Name:	Holly Greer
	Title:	Senior Vice President

CNL INCOME LOON MOUNTAIN, LLC, a Delaware limited liability company

By:	/s/ Holly Greer
	Name:	Holly Greer
	Title:	Senior Vice President

CNL INCOME LOON MOUNTAIN TRS CORP., a Delaware corporation

By:	/s/ Holly Greer
	Name:	Holly Greer
	Title:	Senior Vice President

CNL INCOME SNOQUALMIE, LLC, a Delaware limited liability company

By:	/s/ Holly Greer
	Name:	Holly Greer
	Title:	Senior Vice President

CNL INCOME SNOQUALMIE TRS CORP.,
a Delaware corporation

By:	/s/ Holly Greer
	Name:	Holly Greer
	Title:	Senior Vice President

CNL INCOME BRIGHTON, LLC, a Delaware limited liability company

By:	/s/ Holly Greer
	Name:	Holly Greer
	Title:	Senior Vice President

CNL INCOME BRIGHTON TRS CORP., a Delaware corporation

By:	/s/ Holly Greer
	Name:	Holly Greer
	Title:	Senior Vice President

CNL INCOME BEAVER CREEK MARINA, LLC, a Delaware limited liability company

By:	/s/ Holly Greer
	Name:	Holly Greer
	Title:	Senior Vice President

CNL BEAVER CREEK MARINA TRS CORP., a Delaware corporation

By:	/s/ Holly Greer
	Name:	Holly Greer
	Title:	Senior Vice President

CNL INCOME BURNSIDE MARINA, LLC,
a Delaware limited liability company

By:	/s/ Holly Greer
	Name:	Holly Greer
	Title:	Senior Vice President

CNL BURNSIDE MARINA TRS CORP.,
a Delaware corporation

By:	/s/ Holly Greer
	Name:	Holly Greer
	Title:	Senior Vice President

CNL INCOME LAKEFRONT MARINA, LLC,
a Delaware limited liability company

By:	/s/ Holly Greer
	Name:	Holly Greer
	Title:	Senior Vice President

CNL LAKEFRONT MARINA TRS CORP.,
a Delaware corporation

By:	/s/ Holly Greer
	Name:	Holly Greer
	Title:	Senior Vice President

CNL INCOME SANDUSKY MARINA, LLC,
a Delaware limited liability company

By:	/s/ Holly Greer
	Name:	Holly Greer
	Title:	Senior Vice President

CNL SANDUSKY MARINA TRS CORP.,
a Delaware corporation

By:	/s/ Holly Greer
	Name:	Holly Greer
	Title:	Senior Vice President

CNL INCOME PIER 121 MARINA, LLC,
a Delaware limited liability company

By:	/s/ Holly Greer
	Name:	Holly Greer
	Title:	Senior Vice President

CNL PIER 121 MARINA TRS CORP.,
a Delaware corporation

By:	/s/ Holly Greer
	Name:	Holly Greer
	Title:	Senior Vice President

CNL INCOME HOLLY CREEK MARINA, LLC,
a Delaware limited liability company

By:	/s/ Holly Greer
	Name:	Holly Greer
	Title:	Senior Vice President

CNL INCOME HOLLY CREEK MARINA TRS CORP.,
a Delaware corporation

By:	/s/ Holly Greer
	Name:	Holly Greer
	Title:	Senior Vice President

CNL INCOME EAGLE COVE MARINA, LLC,
a Delaware limited liability company

By:	/s/ Holly Greer
	Name:	Holly Greer
	Title:	Senior Vice President

CNL INCOME EAGLE COVE MARINA TRS CORP., a Delaware corporation

By:	/s/ Holly Greer
	Name:	Holly Greer
	Title:	Senior Vice President

CNL INCOME BRADY MOUNTAIN MARINA, LLC, a Delaware limited liability company

By:	/s/ Holly Greer
	Name:	Holly Greer
	Title:	Senior Vice President

CNL INCOME BRADY MOUNTAIN MARINA TRS CORP., a Delaware corporation

By:	/s/ Holly Greer
	Name:	Holly Greer
	Title:	Senior Vice President

CNL INCOME ENCHANTED VILLAGE, LLC,
a Delaware limited liability company

By:	/s/ Holly Greer
	Name:	Holly Greer
	Title:	Senior Vice President

CNL INCOME ENCHANTED VILLAGE TRS CORP., a Delaware corporation

By:	/s/ Holly Greer
	Name:	Holly Greer
	Title:	Senior Vice President

CNL INCOME MAGIC SPRING, LLC,
a Delaware limited liability company

By:	/s/ Holly Greer
	Name:	Holly Greer
	Title:	Senior Vice President

CNL INCOME MAGIC SPRING TRS CORP.,
a Delaware corporation

By:	/s/ Holly Greer
	Name:	Holly Greer
	Title:	Senior Vice President

CNL INCOME HAWAIIAN WATERS, LLC,
a Delaware limited liability company

By:	/s/ Holly Greer
	Name:	Holly Greer
	Title:	Senior Vice President

CNL INCOME HAWAIIAN WATERS TRS CORP.,
a Delaware corporation

By:	/s/ Holly Greer
	Name:	Holly Greer
	Title:	Senior Vice President

CNL INCOME COLONY, LP,
a Delaware limited partnership

By:	CNL INCOME COLONY GP, LLC,
a Delaware limited liability company,
General Partner

By:	/s/ Holly Greer
	Name:	Holly Greer
	Title:	Senior Vice President

CNL INCOME GARLAND, LP,
a Delaware limited partnership

By:	CNL INCOME GARLAND GP, LLC,
a Delaware limited liability company,
General Partner

By:	/s/ Holly Greer
	Name:	Holly Greer
	Title:	Senior Vice President

CNL INCOME NORTHSTAR COMMERCIAL, LLC, a Delaware limited liability company

By:	/s/ Holly Greer
	Name:	Holly Greer
	Title:	Senior Vice President

CNL INCOME BEAR CREEK, LLC,
a Delaware limited liability company

By:	/s/ Holly Greer
	Name:	Holly Greer
	Title:	Senior Vice President

CNL INCOME PALMETTO, LLC,
a Delaware limited liability company

By:	/s/ Holly Greer
	Name:	Holly Greer
	Title:	Senior Vice President

CNL INCOME SOUTH MOUNTAIN, LLC,
a Delaware limited liability company

By:	/s/ Holly Greer
	Name:	Holly Greer
	Title:	Senior Vice President

CNL INCOME VALENCIA, LLC,
a Delaware limited liability company

By:	/s/ Holly Greer
	Name:	Holly Greer
	Title:	Senior Vice President

CNL INCOME WESTON HILLS, LLC,
a Delaware limited liability company

By:	/s/ Holly Greer
	Name:	Holly Greer
	Title:	Senior Vice President

CNL INCOME CANYON SPRINGS, LLC,
a Delaware limited liability company

By:	/s/ Holly Greer
	Name:	Holly Greer
	Title:	Senior Vice President

CNL INCOME CINCO RANCH, LLC,
a Delaware limited liability company

By:	/s/ Holly Greer
	Name:	Holly Greer
	Title:	Senior Vice President

CNL INCOME FOSSIL CREEK, LLC,
a Delaware limited liability company

By:	/s/ Holly Greer
	Name:	Holly Greer
	Title:	Senior Vice President

CNL INCOME PLANTATION, LLC,
a Delaware limited liability company

By:	/s/ Holly Greer
	Name:	Holly Greer
	Title:	Senior Vice President

CNL INCOME MANSFIELD, LLC,
a Delaware limited liability company

By:	/s/ Holly Greer
	Name:	Holly Greer
	Title:	Senior Vice President

CNL INCOME MESA DEL SOL, LLC,
a Delaware limited liability company

By:	/s/ Holly Greer
	Name:	Holly Greer
	Title:	Senior Vice President

CNL INCOME LAKERIDGE, LLC,
a Delaware limited liability company

By:	/s/ Holly Greer
	Name:	Holly Greer
	Title:	Senior Vice President

CNL INCOME ROYAL MEADOWS, LLC,
a Delaware limited liability company

By:	/s/ Holly Greer
	Name:	Holly Greer
	Title:	Senior Vice President

CNL INCOME PAINTED HILLS, LLC,
a Delaware limited liability company

By:	/s/ Holly Greer
	Name:	Holly Greer
	Title:	Senior Vice President

CNL INCOME FOX MEADOW, LLC,
a Delaware limited liability company

By:	/s/ Holly Greer
	Name:	Holly Greer
	Title:	Senior Vice President

CNL INCOME WEYMOUTH, LLC,
a Delaware limited liability company

By:	/s/ Holly Greer
	Name:	Holly Greer
	Title:	Senior Vice President

CNL INCOME SIGNATURE OF SOLON, LLC,
a Delaware limited liability company

By:	/s/ Holly Greer
	Name:	Holly Greer
	Title:	Senior Vice President

GRAPEVINE GOLF CLUB, L.P.,
a Delaware limited partnership

By:	GRAPEVINE GOLF, L.L.C., a Delaware limited liability company, General Partner

By:	/s/ Holly Greer
	Name:	Holly Greer
	Title:	Senior Vice President

CNL GATLINBURG PARTNERSHIP, LP,
a Delaware limited partnership

By:	CNL GATLINBURG GP CORP.,
a Delaware corporation, General Partner

By:	/s/ Holly Greer
	Name:	Holly Greer
	Title:	Senior Vice President

CNL INCOME EAGL SOUTHWEST GOLF, LLC,
a Delaware limited liability company

By:	/s/ Holly Greer
	Name:	Holly Greer
	Title:	Senior Vice President

CNL INCOME EAGL WEST GOLF, LLC,
a Delaware limited liability company

By:	/s/ Holly Greer
	Name:	Holly Greer
	Title:	Senior Vice President

CNL INCOME EAGL NORTH GOLF, LLC,
a Delaware limited liability company

By:	/s/ Holly Greer
	Name:	Holly Greer
	Title:	Senior Vice President

CNL INCOME EAGL MIDWEST GOLF, LLC, a Delaware limited liability company

By:	/s/ Holly Greer
	Name:	Holly Greer
	Title:	Senior Vice President

CNL INCOME EAGL MIDEAST GOLF, LLC, a Delaware limited liability company

By:	/s/ Holly Greer
	Name:	Holly Greer
	Title:	Senior Vice President

[Signature Page to Purchase Agreement]

CNL INCOME EAGL LEASEHOLD GOLF, LLC,
a Delaware limited liability company

By:	/s/ Holly Greer
	Name:	Holly Greer
	Title:	Senior Vice President

CNL INCOME EAGL MEADOWLARK, LLC, a Delaware limited liability company

By:	/s/ Holly Greer
	Name:	Holly Greer
	Title:	Senior Vice President

CNL INCOME EAGL LAS VEGAS, LLC, a Delaware limited liability company

By:	/s/ Holly Greer
	Name:	Holly Greer
	Title:	Senior Vice President

CNL INCOME TRADITIONAL GOLF I, LLC, a Delaware limited liability company

By:	/s/ Holly Greer
	Name:	Holly Greer
	Title:	Senior Vice President

CNL INCOME CLEAR CREEK, LLC, a Delaware limited liability company

By:	/s/ Holly Greer
	Name:	Holly Greer
	Title:	Senior Vice President

CNL INCOME LAKE PARK, LLC,
a Delaware limited liability company

By:	/s/ Holly Greer
	Name:	Holly Greer
	Title:	Senior Vice President

CNL INCOME FEC BAKERSFIELD, LLC,
a Delaware limited liability company

By:	/s/ Holly Greer
	Name:	Holly Greer
	Title:	Senior Vice President

CNL INCOME FEC CHARLOTTE, LLC,
a Delaware limited liability company

By:	/s/ Holly Greer
	Name:	Holly Greer
	Title:	Senior Vice President

CNL INCOME FEC KNOXVILLE, LLC,
a Delaware limited liability company

By:	/s/ Holly Greer
	Name:	Holly Greer
	Title:	Senior Vice President

CNL INCOME FEC NORTH HOUSTON, LLC,
a Delaware limited liability company

By:	/s/ Holly Greer
	Name:	Holly Greer
	Title:	Senior Vice President

CNL INCOME FEC SOUTH HOUSTON, LLC,
a Delaware limited liability company

By:	/s/ Holly Greer
	Name:	Holly Greer
	Title:	Senior Vice President

CNL INCOME FEC RICHLAND HILLS, LLC,
a Delaware limited liability company

By:	/s/ Holly Greer
	Name:	Holly Greer
	Title:	Senior Vice President

CNL INCOME FEC TAMPA, LLC,
a Delaware limited liability company

By:	/s/ Holly Greer
	Name:	Holly Greer
	Title:	Senior Vice President

CNL INCOME FEC TEMPE, LLC,
a Delaware limited liability company

By:	/s/ Holly Greer
	Name:	Holly Greer
	Title:	Senior Vice President

CNL INCOME FEC TUCSON, LLC,
a Delaware limited liability company

By:	/s/ Holly Greer
	Name:	Holly Greer
	Title:	Senior Vice President

Accepted and Agreed to:

JEFFERIES & COMPANY, INC.

By:	/s/John P. Ockerbloom
	Name:	John P. Ockerbloom
Title: Managing Director

Accepted and Agreed to:

MERRILL LYNCH, PIERCE, FENNER & SMITH
INCORPORATED

By:	Michael Grimes
	Name:	Michael Grimes
	Title:	Director

[Signature Page to Purchase Agreement]

SCHEDULE I

INITIAL PURCHASERS

Initial Purchasers	Principal Amount
Jefferies & Company, Inc.	$168,000,000

Merrill Lynch, Pierce, Fenner & Smith Incorporated	$168,000,000

Fifth Third Securities, Inc.	$37,333,333

BB&T Capital Markets	$13,333,333

Morgan Keegan & Company, Inc.	$13,333,334

Total	$400,000,000

SCHEDULE II

PRICING SUPPLEMENT

SUMMARY OF FINAL TERMS March 31, 2011	$400,000,000	CONFIDENTIAL

7.250%% Senior Notes due 2019

This summary pricing sheet relates only to the securities described below and should only be read together with the Preliminary Offering Memorandum, subject to completion, dated March 24, 2011, relating to these securities and supersedes the information in the Preliminary Offering Memorandum to the extent inconsistent with the information in the Preliminary Offering Memorandum. This pricing term sheet is qualified in its entirety by reference to the Preliminary Offering Memorandum. Capitalized terms not defined herein have the meanings assigned to them in the Preliminary Offering Memorandum.

Issuer	CNL Lifestyle Properties, Inc.

Security Description	7.250% Senior Notes due 2019.
Distribution	144A / Regulation S – with Registration Rights as described in the Preliminary Offering Memorandum.

Aggregate Principal Amount	$400,000,000.
Gross Proceeds	$396,996,000.

Coupon	7.250%.
Maturity Date	April 15, 2019.

Offering Price	99.249%.
Yield to Maturity	7.375%.

Ratings (Moody’s / S&P)[1]	Ba3 / BB-.

Interest Payment Dates	April 15 and October 15, commencing October 15, 2011.
Coupon Record Dates	April 1 and October 1.

Optional Redemption	Make-whole at T+50 prior to April 15, 2015. Callable thereafter at the following prices:

For the period below	Redemption Price
On or after April 15, 2015	103.625%
On or after April 15, 2016	101.813%
On or after April 15, 2017	100.000%

Equity Clawback	35% at 107.250% (prior to April 15, 2014).

Change of Control Offer	101%.
Asset Sale Offer	100%.

Trade Date	Thursday, March 31, 2011.
Settlement Date	Tuesday, April 5, 2011 (T+3).

	144A	Regulation S
CUSIP Numbers	18975F AA7	U17467 AA6

Joint Book-Running Managers	Jefferies & Company, Inc. BofA Merrill Lynch

[1]

A securities rating is not a recommendation to buy, sell or hold securities and should be evaluated independently of any other rating. The rating is subject to revision or withdrawal at any time by the assigning rating organization.

Co-Managers	Fifth Third Securities, Inc.
BB&T Capital Markets
Morgan Keegan

THE NOTES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. UNLESS THEY ARE REGISTERED, THE NOTES MAY BE OFFERED ONLY IN TRANSACTIONS EXEMPT FROM OR NOT SUBJECT TO REGISTRATION UNDER THE SECURITIES ACT, OR ANY STATE SECURITIES LAWS. ACCORDINGLY, THE NOTES HAVE BEEN OFFERED ONLY TO QUALIFIED INSTITUTIONAL BUYERS AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT OR TO NON-U.S. PERSONS OUTSIDE THE UNITED STATES UNDER REGULATION S UNDER THE SECURITIES ACT.

TO ENSURE COMPLIANCE WITH INTERNAL REVENUE SERVICE CIRCULAR 230, YOU ARE HEREBY NOTIFIED THAT ANY DISCUSSION OF FEDERAL TAX MATTERS SET FORTH IN THIS SUMMARY WAS WRITTEN IN CONNECTION WITH THE PROMOTION OR MARKETING OF THE TRANSACTIONS OR MATTERS ADDRESSED HEREIN AND WAS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, BY YOU, OR ANY NOTE HOLDER, FOR THE PURPOSE OF AVOIDING TAX-RELATED PENALTIES UNDER FEDERAL TAX LAW. YOU, OR ANY NOTE HOLDER, SHOULD SEEK ADVICE BASED ON YOUR, OR THE HOLDER’S, PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

THIS COMMUNICATION DOES NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITIES IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION IN SUCH JURISDICTION.

A copy of the offering memorandum relating to this offering may be obtained by contacting Jefferies & Company, Inc. at 888-708-5831.

Any disclaimers or other notices that may appear below are not applicable to this communication and should be disregarded. Such disclaimers were automatically generated as a result of this communication being sent via Bloomberg or another email system.

SCHEDULE III

SUBSIDIARIES

CNL Beaver Creek Marina TRS Corp.	CNL Income Holly Creek Marina TRS Corp.
CNL Beneficiary Blue Corp.	CNL Income Holly Creek Marina, LLC
CNL Beneficiary Blue TRS Corp.	CNL Income Jiminy Peak TRS Corp.
CNL Beneficiary Whistler Corp.	CNL Income Jiminy Peak, LLC
CNL Beneficiary Whistler TRS Corp.	CNL Income Lake Park, LLC
CNL Beneficiary Whistler, LLC	CNL Income Lakefront Marina, LLC
CNL Burnside Marina TRS Corp.	CNL Income Lakeridge, LLC
CNL BW TRS Corp.	CNL Income Legacy TRS Corp.
CNL Canada Nominee, Inc.	CNL Income Legacy, LLC
CNL CG TRS Corp.	CNL Income Lending I, LLC
CNL Cypress Manager Corp.	CNL Income LLVR GP, LLC
CNL Cypress SPE Trust	CNL Income LLVR, LP
CNL Cypress Upper Holding Trust	CNL Income Loon Mountain TRS Corp.
CNL Gatlinburg GP Corp.	CNL Income Loon Mountain, LLC
CNL Gatlinburg Partnership, LP	CNL Income LP Corp.
CNL Income Amusement Holding, LLC	CNL Income Magic Spring TRS Corp.
CNL Income Amusement I, LLC	CNL Income Magic Spring, LLC
CNL Income Amusement II, LLC	CNL Income Mammoth GP, LLC
CNL Income Amusement III TRS Corp.	CNL Income Mammoth, LP
CNL Income Amusement III, LLC	CNL Income Manasquan Marina, LLC
CNL Income Amusement IV TRS Corp.	CNL Income Mansfield, LLC
CNL Income Amusement IV, LLC	CNL Income Marina Holding, LLC
CNL Income Amusement V, LLC	CNL Income Marina I, LLC
CNL Income Anacapa Marina, LLC	CNL Income Marina II, LLC
CNL Income Ballena Marina, LLC	CNL Income Marina III, LLC
CNL Income Bear Creek, LLC	CNL Income Marina IV, LLC
CNL Income Beaver Creek Marina, LLC	CNL Income Marina TRS Corp.
CNL Income Bohemia Vista Marina, LLC	CNL Income Mesa Del Sol, LLC
CNL Income Brady Mountain Marina TRS Corp.	CNL Income Mizner Court, LLC
CNL Income Brady Mountain Marina, LLC	CNL Income Mount Sunapee TRS Corp.
CNL Income Bretton Woods, LLC	CNL Income Mount Sunapee, LLC
CNL Income Brighton TRS Corp.	CNL Income Mountain High TRS Corp.
CNL Income Brighton, LLC	CNL Income Mountain High, LLC
CNL Income Broad Bay Golf, LLC	CNL Income Myrtle Waves TRS Corp.
CNL Income Burnside Marina, LLC	CNL Income Myrtle Waves, LLC
CNL Income Cabrillo Marina, LLC	CNL Income Northstar Commercial, LLC
CNL Income Canada Lessee Corp.	CNL Income Northstar TRS Corp.
CNL Income Canyon Springs, LLC	CNL Income Northstar TRS Parent, Inc.

CNL Income Cinco Ranch, LLC	CNL Income Northstar, LLC
CNL Income Clear Creek, LLC	CNL Income Okemo Mountain TRS Corp.
CNL Income Colony GP, LLC	CNL Income Okemo Mountain, LLC
CNL Income Colony Holding, LLC	CNL Income Painted Hills, LLC
CNL Income Colony, LP	CNL Income Palmetto, LLC
CNL Income Copper GP, LLC	CNL Income Partners, LP
CNL Income Copper, LP	CNL Income Pier 121 Marina, LLC
CNL Income Crested Butte TRS Corp.	CNL Income Plantation, LLC
CNL Income Crested Butte, LLC	CNL Income Royal Meadows, LLC
CNL Income Crystal Point Marina, LLC	CNL Income Sandestin GP, LLC
CNL Income Darien Lake TRS Corp.	CNL Income Sandestin, LP
CNL Income Darien Lake, LLC	CNL Income Sandusky Marina, LLC
CNL Income EAGL Las Vegas, LLC	CNL Income Sierra TRS Corp.
CNL Income EAGL Leasehold Golf, LLC	CNL Income Sierra, LLC
CNL Income EAGL Meadowlark, LLC	CNL Income Signature of Solon, LLC
CNL Income EAGL Mideast Golf, LLC	CNL Income Ski Holding, LLC
CNL Income EAGL Midwest Golf, LLC	CNL Income Ski I, LLC
CNL Income EAGL North Golf, LLC	CNL Income Ski II, LLC
CNL Income EAGL Southwest Golf, LLC	CNL Income Ski III, LLC
CNL Income EAGL West Golf, LLC	CNL Income Ski IV, LLC
CNL Income Eagle Cove Marina TRS Corp.	CNL Income Ski Lift TRS Corp.
CNL Income Eagle Cove Marina, LLC	CNL Income Ski TRS Corp.
CNL Income Easthill Park, LLC	CNL Income Ski V, LLC
CNL Income Elitch Gardens TRS Corp.	CNL Income Ski VI, LLC
CNL Income Elitch Gardens, LLC	CNL Income Ski VII, LLC
CNL Income Enchanted Village TRS Corp.	CNL Income Ski VIII, LLC
CNL Income Enchanted Village, LLC	CNL Income Snoqualmie TRS Corp.
CNL Income FEC Bakersfield, LLC	CNL Income Snoqualmie, LLC
CNL Income FEC Charlotte, LLC	CNL Income Snowshoe GP, LLC
CNL Income FEC Knoxville, LLC	CNL Income Snowshoe, LP
CNL Income FEC Lubbock, LLC	CNL Income South Mountain, LLC
CNL Income FEC North Houston, LLC	CNL Income Splashtown TRS Corp.
CNL Income FEC Raleigh, LLC	CNL Income Splashtown, LLC
CNL Income FEC Richland Hills, LLC	CNL Income Squaw Valley GP, LLC
CNL Income FEC South Houston, LLC	CNL Income Squaw Valley, LP
CNL Income FEC Tampa, LLC	CNL Income SR II, LLC
CNL Income FEC Tempe, LLC	CNL Income Stratton GP, LLC
CNL Income FEC Tucson, LLC	CNL Income Stratton, LP
CNL Income Fossil Creek, LLC	CNL Income Sugarloaf TRS Corp.
CNL Income Fox Meadow, LLC	CNL Income Sugarloaf, LLC
CNL Income Frontier City TRS Corp.	CNL Income Sunday River TRS Corp.
CNL Income Frontier City, LLC	CNL Income Sunday River, LLC
CNL Income Garland GP, LLC	CNL Income Talega, LLC

CNL Income Garland Holding, LLC	CNL Income Traditional Golf I, LLC
CNL Income Garland, LP	CNL Income TRS Lending Corp.
CNL INCOME GOLF GROUP, INC	CNL Income Valencia, LLC
CNL Income Golf I, LLC	CNL Income Ventura Marina, LLC
CNL Income Golf II, LLC	CNL Income Waterworld TRS Corp.
CNL Income Golf III, LLC	CNL Income Waterworld, LLC
CNL Income Golf IV, LLC	CNL Income Weston Hills, LLC
CNL Income Golf SPE, LLC	CNL Income Weymouth, LLC
CNL Income Golf V, LLC	CNL Income White Water Bay TRS Corp.
CNL Income Golf VI, LLC	CNL Income White Water Bay, LLC
CNL Income GP Corp.	CNL Lakefront Marina TRS Corp.
CNL Income Granby, LLC	CNL Personal Property TRS ULC
CNL Income Great Lakes Marina, LLC	CNL Pier 121 Marina TRS Corp.
CNL Income GW Corp.	CNL Retail Beneficiary, LP
CNL Income GW GP, LLC	CNL Retail Blue Option Trust
CNL Income GW Partnership, LLLP	CNL Retail Manager Corp.
CNL Income GW Sandusky GP, LLC	CNL Retail Manager Holding Corp.
CNL Income GW Sandusky Tenant, LP	CNL Retail SPE Option Trust
CNL Income GW Sandusky, LP	CNL Retail SPE Trust
CNL Income GW Tenant GP, LLC	CNL Retail Upper Holding Trust
CNL Income GW WI-DEL GP, LLC	CNL Sandusky Marina TRS Corp.
CNL Income GW WI-DEL Tenant, LP	Cypress Jersey Trust
CNL Income GW WI-DEL, LP	Grapevine Golf Club, L.P.
CNL Income Hacks Point Marina, LLC	Grapevine Golf, L.L.C.
CNL Income Hawaiian Waters TRS Corp.	US Canadian Property Alpha Blue Mountain Nominee Corp.
CNL Income Hawaiian Waters, LLC	US Canadian Property Alpha Whistler Nominee Corp.
CNL Income Holding, Inc.	US Canadian Property Trust Alpha

SCHEDULE IV

Indebtedness	Amount Outstanding
Coco Key Water Resort	$18,100,000
Line of Credit	$58,000,000
Prudential	$23,600,000
Sun Life	$34,500,000
Sun Life	$15,100,000
Sun Life	$22,800,000
Sun Life	$39,100,000

EXHIBIT A

$400,000,000

CNL LIFESTYLE PROPERTIES, INC.

7.250% of Senior Notes due 2019

FORM OF REGISTRATION RIGHTS AGREEMENT

April 5, 2011

JEFFERIES & COMPANY, INC.

MERRILL LYNCH, PIERCE, FENNER & SMITH

INCORPORATED

As Representatives of the

Initial Purchasers listed in

Schedule I hereto

c/o Jefferies & Company, Inc.

520 Madison Avenue

New York, New York 10022

Ladies and Gentlemen:

CNL Lifestyle Properties, Inc., a Maryland corporation (the “Company”) is issuing and selling to the several initial purchasers listed in Schedule I hereto (the “Initial Purchasers”), for whom Jefferies & Company, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated are acting as representatives (the “Representatives”), upon the terms set forth in the Purchase Agreement dated March 31, 2011, by and among the Company, the Initial Purchasers and the guarantors named therein (the “Purchase Agreement”), $400,000,000 aggregate principal amount of 7.250% Senior Notes due 2019 issued by the Company (each, a “Note” and collectively, the “Notes”). As an inducement to the Initial Purchasers to enter into the Purchase Agreement, the Company and the guarantors listed in the signature pages hereto agree with the Initial Purchasers, for the benefit of the Holders (as defined below) of the Notes (including, without limitation, the Initial Purchasers), as follows:

1.	Definitions

Capitalized terms that are used herein without definition and are defined in the Purchase Agreement shall have the respective meanings ascribed to them in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

Advice: See Section 5(w).

Agreement: This Registration Rights Agreement, dated as of the Closing Date, between the Company and the Initial Purchasers.

Applicable Period: See Section 2(e).

Business Day: A day that is not a Saturday, a Sunday or a day on which banking institutions in the City of New York are authorized or required by law or executive order to be closed.

Closing Date: April 5, 2011.

Company: See the introductory paragraph to this Agreement.

Day: Unless otherwise expressly provided, a calendar day.

Effectiveness Date: The 180th day after the Closing Date.

Effectiveness Period: See Section 3(a).

Event Date: See Section 4(b).

Exchange Act: The Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

Exchange Notes: 7.250% Senior Notes due 2019 of the Company, identical in all material respects to the Notes, including the guarantees endorsed thereon, except for references to series and restrictive legends.

Exchange Offer: See Section 2(a).

Exchange Registration Statement: See Section 2(a).

Filing Date: The 90th day after the Closing Date.

FINRA: Financial Industry Regulatory Authority:

Guarantor: Each subsidiary of the Company that guarantees the obligations of the Company under the Notes and Indenture.

Holder: Any beneficial holder of Registrable Notes.

Indemnified Party: See Section 7(c).

Indemnifying Party: See Section 7(c).

Indenture: The Indenture, dated as of the Closing Date, among the Company, the Guarantors and Wilmington Trust FSB, as trustee, pursuant to which the Notes are being issued, as amended or supplemented from time to time in accordance with the terms hereof.

Initial Purchasers: See the introductory paragraph to this Agreement.

Initial Shelf Registration: See Section 3(a).

Inspectors: See Section 5(o).

Losses: See Section 7(a).

Notes: See the introductory paragraph to this Agreement.

Participating Broker-Dealer: See Section 2(e).

Person: An individual, trustee, corporation, partnership, limited liability company, joint stock company, trust, unincorporated association, union, business association, firm, government or agency or political subdivision thereof, or other legal entity.

Private Exchange: See Section 2(f).

Private Exchange Notes: See Section 2(f).

Prospectus: The prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Notes covered by such Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

Purchase Agreement: See the introductory paragraph to this Agreement.

Records: See Section 5(o).

Registrable Notes: Notes and Private Exchange Notes; provided, however, that a Note or Private Exchange Note, as applicable, shall cease to be a Registrable Note upon the earliest to occur of the following: (i) in the circumstances contemplated by Section 2(a), the Note has been exchanged by a Person other than a Participating Broker-Dealer for an Exchange Note in an Exchange Offer as contemplated in Section 2(a); (ii) following the exchange by a Participating Broker-Dealer in an Exchange Offer of a Note for an Exchange Note, the date on which such Exchange Note is sold to a purchaser who receives from such Participating Broker-Dealer on or prior to the date of such sale a copy of the Prospectus contained in the Exchange Registration Statement; (iii) in the circumstances contemplated by Section 3, a Shelf Registration registering such Note or Private Exchange Note, as applicable, under the Securities Act has been declared or becomes effective and such Note or Private Exchange Note, as applicable, has been sold or otherwise transferred by the holder thereof pursuant to and in a manner contemplated by such effective Shelf Registration; or (iv) such Note or Private Exchange Note, as applicable, is actually sold by the holder thereof pursuant to Rule 144 under circumstances in which any legend borne by such Note or Private Exchange Note, as applicable, relating to restrictions on transferability thereof, under the Securities Act or otherwise, is removed by the Company or pursuant to the Indenture; provided, however, that a Note will not cease to be a Registrable Note for purposes of an Exchange Offer by virtue of this clause (iv).

Registration Statement: Any registration statement of the Company and the Guarantors filed with the SEC under the Securities Act (including, but not limited to, the Exchange Registration Statement, the Shelf Registration and any subsequent Shelf Registration) that covers any of the Registrable Notes pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

Rule 144: Rule 144 promulgated under the Securities Act, as such Rule may be amended from time to time, or any similar rule (other than Rule 144A) or regulation hereafter adopted by the SEC providing for offers and sales of securities made in compliance therewith resulting in offers and sales by subsequent holders that are not affiliates of an issuer or such securities being free of the registration and prospectus delivery requirements of the Securities Act.

Rule 144A: Rule 144A promulgated under the Securities Act, as such Rule may be amended from time to time, or any similar rule (other than Rule 144) or regulation hereafter adopted by the SEC.

Rule 415: Rule 415 promulgated under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

Rule 430A: Rule 430A promulgated under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

SEC: The Securities and Exchange Commission.

Securities: The Notes, the Exchange Notes and the Private Exchange Notes.

Securities Act: The Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.

Shelf Notice: See Section 2(j).

Shelf Registration: See Section 3(b).

Special Interest: See Section 4(a).

Subsequent Shelf Registration: See Section 3(b).

Suspension Period: See Section 5(n).

TIA: The Trust Indenture Act of 1939, as amended.

Trustee: The trustee under the Indenture and, if existent, the trustee under any indenture governing the Exchange Notes and Private Exchange Notes (if any).

Underwritten Registration or Underwritten Offering: A registration in which securities of the Company are sold to an underwriter for reoffering to the public.

2.	Exchange Offer

(a)	Unless the Exchange Offer would not be permitted by applicable laws or a policy of the SEC, the Company shall (and shall cause each Guarantor to) (i) prepare and file with the SEC promptly after the date hereof, but in no event later than the Filing Date, a registration statement (the “Exchange Registration Statement”) on an appropriate form under the Securities Act with respect to an offer (the “Exchange Offer”) to the Holders of Notes to issue and deliver to such Holders, in exchange for the Notes, a like principal amount of Exchange Notes, (ii) use all commercially reasonable efforts to cause the Exchange Registration Statement to be declared effective by the SEC on or prior to the Effectiveness Date, (iii) use its best efforts to keep the Exchange Registration Statement effective until the consummation of the Exchange Offer in accordance with its terms, and (iv) commence the Exchange Offer and use all commercially reasonable efforts to issue on or prior to 30 days after the date on which the Exchange Registration Statement is declared effective, Exchange Notes in exchange for all Notes tendered prior thereto in the Exchange Offer. The Exchange Offer shall not be subject to any conditions, other than that the Exchange Offer does not violate applicable law or any applicable interpretation of the staff of the SEC.

(b)	The Exchange Notes shall be issued under, and entitled to the benefits of the Indenture or a trust indenture that is identical to the Indenture (other than such changes as are necessary to comply with any requirements of the SEC to effect or maintain the qualifications thereof under the TIA).

(c)	Interest on the Exchange Notes and Private Exchange Notes will accrue from the last interest payment due date on which interest was paid on the Notes surrendered in exchange therefor or, if no interest has been paid on the Notes, from the date of original issue of the Notes. Each Exchange Note and Private Exchange Note shall bear interest at the rate set forth thereon; provided, that interest with respect to the period prior to the issuance thereof shall accrue at the rate or rates borne by the Notes from time to time during such period.

(d)	The Company may require each Holder as a condition to participation in the Exchange Offer to represent (i) that any Exchange Notes received by it will be acquired in the ordinary course of its business, (ii) that at the time of the commencement and consummation of the Exchange Offer such Holder has not entered into any arrangement or understanding with any Person to participate in the distribution (within the meaning of the Securities Act) of the Exchange Notes in violation of the provisions of the Securities Act, (iii) that if such Holder is an “affiliate” of the Company within the meaning of Rule 405 of the Securities Act, it will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable to it, (iv) if such Holder is not a broker-dealer, that it is not engaged in, and does not intend to engage in, the distribution of the Notes and (v) if such Holder is a Participating Broker-Dealer, that it will deliver a Prospectus in connection with any resale of the Exchange Notes.

(e)	The Company shall (and shall cause each Guarantor to) include within the Prospectus contained in the Exchange Registration Statement a section entitled “Plan of Distribution” reasonably acceptable to the Initial Purchasers which shall contain a summary statement of the positions taken or policies made by the staff of the SEC with respect to the potential “underwriter” status of any broker-dealer that is the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of Exchange Notes received by such broker-dealer in the Exchange Offer for its own account in exchange for Notes that were acquired by it as a result of market-making or other trading activity (a “Participating Broker-Dealer”), whether such positions or policies have been publicly disseminated by the staff of the SEC or such positions or policies, in the judgment of the Initial Purchasers, represent the prevailing views of the staff of the SEC. Such “Plan of Distribution” section shall also allow, to the extent permitted by applicable policies and regulations of the SEC, the use of the Prospectus by all Persons subject to the prospectus delivery requirements of the Securities Act, including, to the extent so permitted, all Participating Broker-Dealers, and include a statement describing the manner in which Participating Broker-Dealers may resell the Exchange Notes. The Company shall use its best efforts to keep the Exchange Registration Statement effective and to amend and supplement the Prospectus contained therein, in order to permit such Prospectus to be lawfully delivered by all Persons subject to the prospectus delivery requirements of the Securities Act for such period of time as such Persons must comply with such requirements in order to resell the Exchange Notes (the “Applicable Period”).

(f)	If, upon consummation of the Exchange Offer, the Initial Purchasers hold any Notes acquired by them and having the status of an unsold allotment in the initial distribution, the Company (upon the written request from the Initial Purchasers) shall, simultaneously with the delivery of the Exchange Notes in the Exchange Offer, issue and deliver to the Initial Purchasers, in exchange (the “Private Exchange”) for the Notes held by the Initial Purchasers, a like principal amount of Notes that are identical to the Exchange Notes except for the existence of restrictions on transfer thereof under the Securities Act and securities laws of the several states of the United States (the “Private Exchange Notes”) (and which are issued pursuant to the same indenture as the Exchange Notes). The Private Exchange Notes shall bear the same CUSIP number as the Exchange Notes.

(g)	In connection with the Exchange Offer, the Company shall (and shall cause each Guarantor to):

(i)	mail to each Holder a copy of the Prospectus forming part of the Exchange Registration Statement, together with an appropriate letter of transmittal that is an exhibit to the Exchange Offer Registration Statement, and any related documents;

(ii)	keep the Exchange Offer open for not less than 30 days after the date notice thereof is mailed to the Holders (or longer if required by applicable law)

(iii)	utilize the services of a depository for the Exchange Offer with an address in the Borough of Manhattan, the City of New York, which may be the Trustee or an affiliate thereof;

(iv)	permit Holders to withdraw tendered Registrable Notes at any time prior to the close of business, New York time, on the last Business Day on which the Exchange Offer shall remain open; and

(v)	otherwise comply in all material respects with all applicable laws.

(h)	As soon as practicable after the close of the Exchange Offer or the Private Exchange, as the case may be, the Company shall (and shall cause each Guarantor to):

(i)	accept for exchange all Registrable Notes validly tendered pursuant to the Exchange Offer or the Private Exchange, as the case may be, and not validly withdrawn;

(ii)	deliver to the Trustee for cancellation all Registrable Notes so accepted for exchange; and

(iii)	cause the Trustee to authenticate and deliver promptly to each Holder tendering such Registrable Notes, Exchange Notes or Private Exchange Notes, as the case may be, equal in principal amount to the Notes of such Holder so accepted for exchange.

(i)	The Exchange Notes and the Private Exchange Notes may be issued under (i) the Indenture or (ii) an indenture identical to the Indenture (other than such changes as are necessary to comply with any requirements of the SEC to effect or maintain the qualification thereof under the TIA), which in either event will provide that the Exchange Notes will not be subject to the transfer restrictions set forth in the Indenture, that the Private Exchange Notes will be subject to the transfer restrictions set forth in the Indenture, and that the Exchange Notes, the Private Exchange Notes and the Notes, if any, will be deemed one class of security (subject to the provisions of the Indenture).

(j)

If: (i) the Company is not required to file an Exchange Registration Statement; (ii) applicable interpretations of the staff of the SEC would not permit the consummation of the Exchange Offer prior to the Effectiveness Date; or (iii) in the case of (A) any Holder not permitted by applicable law or SEC policy to participate in the Exchange Offer, (B) any Holder participating in the Exchange Offer that receives Exchange Notes that may not be sold without restriction under state and federal securities laws (other than due solely to the status of such Holder as an affiliate of the Company within the meaning of the Securities Act) or (C) any broker-dealer that holds Notes acquired directly from the Company or any of its affiliates and, in each such case contemplated by this clause (iii), such Holder notifies the Company within 20 Business Days of consummation of the Exchange Offer, then the Company shall promptly (and in any event within five Business

Days) deliver to the Holders (or in the case of an occurrence of any event described in clause (iii) of this Section 2(j), to any such Holder) and the Trustee notice thereof (the “Shelf Notice”) and shall as promptly as possible thereafter (but in no event later than the Shelf Filing Date) file an Initial Shelf Registration pursuant to Section 3 hereof.

3.	Shelf Registration

If a Shelf Notice is delivered pursuant to Section 2(j) hereof, then this Section 3 shall apply to all Registrable Notes. Otherwise, upon consummation of the Exchange Offer in accordance with Section 2 hereof, the provisions of Section 3 shall apply solely with respect to (i) Notes held by any Holder thereof not permitted to participate in the Exchange Offer, (ii) Notes held by any broker-dealer that acquired such Notes directly from the Company or any of its affiliates and (iii) Exchange Notes that are not freely tradeable as contemplated by Section 2(j)(iii) hereof, provided in each case that the relevant Holder has duly notified the Company within 20 Business Days of the Exchange Offer as required by Section 2(j)(iii) hereof.

(a)	Initial Shelf Registration. The Company shall (and shall cause each Guarantor to), as promptly as practicable, file with the SEC a Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 covering all of the Registrable Notes (the “Initial Shelf Registration”). If the Company (and any Guarantor) has not yet filed an Exchange Registration Statement, the Company shall (and shall cause each Guarantor to) file with the SEC the Initial Shelf Registration on or prior to the Filing Date and shall use its best efforts to cause such Initial Shelf Registration to be declared effective under the Securities Act on or prior to the Effectiveness Date. Otherwise, the Company shall (and shall cause each Guarantor to) use its best efforts to file with the SEC the Initial Shelf Registration within 30 days of the delivery of the Shelf Notice and shall use its best efforts to cause such Shelf Registration to be declared effective under the Securities Act as promptly as practicable thereafter (but in no event more than 90 days after delivery of the Shelf Notice). The Initial Shelf Registration shall be on Form S-1 or another appropriate form permitting registration of such Registrable Notes for resale by Holders in the manner or manners reasonably designated by them (including, without limitation, one or more underwritten offerings). The Company and Guarantors shall not permit any securities other than the Registrable Notes to be included in any Shelf Registration. The Company shall (and shall cause each Guarantor to) use its best efforts to keep the Initial Shelf Registration continuously effective under the Securities Act until the date which is two years from the Closing Date (subject to extension pursuant to the last sentence of Section 5(n) and 5(w) hereof (the “Effectiveness Period”), or such shorter period ending when (i) all Registrable Notes covered by the Initial Shelf Registration have been sold in the manner set forth and as contemplated in the Initial Shelf Registration (ii) a Subsequent Shelf Registration covering all of the Registrable Notes covered by and not sold under the Initial Shelf Registration or an earlier Subsequent Shelf Registration has been declared effective under the Securities Act or (iii) there cease to be any outstanding Registrable Notes.

(b)	Subsequent Shelf Registrations. If the Initial Shelf Registration or any Subsequent Shelf Registration (as defined below) ceases to be effective for any reason at any time during the Effectiveness Period (other than because of the sale of all of the securities registered thereunder), the Company shall (and shall cause each Guarantor to) use its best efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof, and in any event shall within 30 days of such cessation of effectiveness amend such Shelf Registration in a manner to obtain the withdrawal of the order suspending the effectiveness thereof, or file (and cause each Guarantor to file) an additional “shelf” Registration Statement pursuant to Rule 415 covering all of the Registrable Notes (a “Subsequent Shelf Registration”). If a Subsequent Shelf Registration is filed, the Company shall (and shall cause each Guarantor to) use its best efforts to cause the Subsequent Shelf Registration to be declared effective as soon as practicable after such filing and to keep such Subsequent Shelf Registration continuously effective for a period equal to the number of days in the Effectiveness Period less the aggregate number of days during which the Initial Shelf Registration or any Subsequent Shelf Registration was previously continuously effective. As used herein the term “Shelf Registration” means the Initial Shelf Registration and any Subsequent Shelf Registrations

(c)	Supplements and Amendments. The Company shall promptly supplement and amend any Shelf Registration if required by the rules, regulations or instructions applicable to the registration form used for such Shelf Registration, if required by the Securities Act, or if reasonably requested in writing by the Holders of a majority in aggregate principal amount of the Registrable Notes covered by such Shelf Registration or by any underwriter of such Registrable Notes.

(d)	Provision of Information. No Holder of Registrable Notes shall be entitled to include any of its Registrable Notes in any Shelf Registration pursuant to this Agreement unless such Holder furnishes to the Company and the Trustee in writing, within 20 days after receipt of a written request therefor, such information as the Company and the Trustee after conferring with counsel with regard to information relating to Holders that would be required by the SEC to be included in such Shelf Registration or Prospectus included therein, may reasonably request for inclusion in any Shelf Registration or Prospectus included therein, and no such Holder shall be entitled to Special Interest pursuant to Section 4 hereof unless and until such Holder shall have provided such information.

4.	Special Interest

(a)	The Company and each Guarantor acknowledges and agrees that the Holders of Registrable Notes will suffer damages if the Company or any Guarantor fails to fulfill its material obligations under Section 2 or Section 3 hereof and that it would not be feasible to ascertain the extent of such damages with precision. Accordingly, the Company and the Guarantors agree to pay additional cash interest on the Notes (“Special Interest”) under the circumstances and to the extent set forth below (each of which shall be given independent effect):

(i)	if neither the Exchange Registration Statement nor the Initial Shelf Registration has been filed on or prior to the Filing Date, Special Interest shall accrue on the Notes over and above any stated interest at a rate of 0.25% per annum of the principal amount of such Notes for the first 90 days immediately following the Filing Date, such Special Interest rate increasing by an additional 0.25% per annum at the beginning of each subsequent 90-day period;

(ii)	if neither the Exchange Registration Statement nor the Initial Shelf Registration is declared effective on or prior to the Effectiveness Date, Special Interest shall accrue on the Notes over and above any stated interest at a rate of 0.25% per annum of the principal amount of such Notes for the first 90 days immediately following the Effectiveness Date, such Special Interest rate increasing by an additional 0.25% per annum at the beginning of each subsequent 90-day period;

(iii)	if (A) the Company (and any Guarantor) has not exchanged Exchange Notes for all Notes validly tendered in accordance with the terms of the Exchange Offer on or prior to the 30th Business Day after the Effectiveness Date, (B) the Exchange Registration Statement ceases to be effective at any time prior to the time that the Exchange Offer is consummated, (C) if applicable, a Shelf Registration has been declared effective and such Shelf Registration ceases to be effective at any time prior to the second anniversary of its effective date (other than such time as all Notes have been disposed of thereunder) and is not declared effective again within 30 days, or (D) pending the announcement of a material corporate transaction, the Company issues a written notice pursuant to Section 5(e)(v) hereof or (vi) that a Shelf Registration Statement or Exchange Registration Statement is unusable and the aggregate number of days in any 365-day period for which all such notices issued or required to be issued, have been, or were required to be, in effect exceeds 120 days in the aggregate or 30 days consecutively, in the case of a Shelf Registration statement, or 15 days in the aggregate in the case of an Exchange Registration Statement, then Special Interest shall accrue on the Notes, over and above any stated interest, at a rate of 0.25% per annum of the principal amount of such Notes commencing on (w) the 31st Business Day after the Effectiveness Date, in the case of (A) above, or (x) the date the Exchange Registration Statement ceases to be effective without being declared effective again within 30 days, in the case of clause (B) above, or (y) the day such Shelf Registration ceases to be effective in the case of (C) above, or (z) the day the Exchange Registration Statement or Shelf Registration ceases to be usable in case of clause (D) above, such Special Interest rate increasing by an additional 0.25% per annum at the beginning of each such subsequent 90-day period;

provided, however, that the maximum Special Interest rate on the Notes may not exceed at any one time in the aggregate 1.00% per annum; and provided further, that (1) upon the filing of the Exchange Registration Statement or Initial Shelf Registration (in the case of (i) above), (2) upon the effectiveness of the Exchange Registration Statement or Initial Shelf Registration (in the case of (ii) above), or (3) upon the exchange of Exchange Notes for all Notes tendered (in the case of (iii)(A) above), or upon the effectiveness of the Exchange Registration Statement that had ceased to remain effective (in the case of clause (iii)(B) above), or upon the effectiveness of a Shelf Registration which had ceased to remain effective (in the case of (iii)(C) above), Special Interest on the Notes as a result of such clause (or the relevant subclause thereof) or upon the effectiveness of such Registration Statement or Exchange Registration Statement (in the case of clause (iii)(D) above), as the case may be, shall cease to accrue.

(b)	The Company shall notify the Trustee within 3 Business Days after each and every date on which an event occurs in respect of which Special Interest is required to be paid (an “Event Date”). Any amounts of Special Interest due pursuant to clause (a)(i), (a)(ii) or (a)(iii) of this Section 4 will be payable in cash, on the dates and in the manner provided in the Indenture and whether or not any cash interest would then be payable on such date, commencing with the first such semi-annual date occurring after any such Special Interest commences to accrue. The amount of Special Interest will be determined by multiplying the applicable Special Interest rate by the principal amount of the Notes, multiplied by a fraction, the numerator of which is the number of days such Special Interest rate was applicable during such period (determined on the basis of a 360-day year comprised of twelve 30-day months and, in the case of a partial month, the actual number of days elapsed), and the denominator of which is 360.

5.	Registration Procedures

In connection with the filing of any Registration Statement pursuant to Sections 2 or 3 hereof, the Company shall (and shall cause each Guarantor to) effect such registrations to permit the sale of such securities covered thereby in accordance with the intended method or methods of disposition thereof, and pursuant thereto and in connection with any Registration Statement filed by the Company hereunder, the Company shall (and shall cause each Guarantor to):

(a)

Prepare and file with the SEC as soon as practicable after the date hereof but in any event on or prior to the Filing Date, the Exchange Registration Statement or if the Exchange Registration Statement is not filed because of the circumstances contemplated by Section 2(j) hereof, a Shelf Registration as prescribed by Section 3 hereof, and use its best efforts to cause each such Registration Statement to become effective and remain effective as provided herein; provided that, if (1) a Shelf Registration is filed pursuant to Section 3 hereof or (2) a Prospectus contained in an Exchange Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period relating thereto, before filing any Registration Statement or Prospectus or any amendments or supplements thereto the Company shall (and shall cause each Guarantor to), if requested, furnish to and afford the Holders of the Registrable Notes to be registered pursuant to such Shelf Registration Statement, each Participating Broker-Dealer, the managing underwriters, if any, and each of their respective counsel, a reasonable opportunity to review copies of all such documents (including copies of any documents to be incorporated by reference therein and all exhibits thereto) proposed to be filed (in each case at least 5 Business Days prior to such filing). The Company and each Guarantor shall not file any such Registration Statement or Prospectus or any amendments or supplements thereto in respect of which the Holders must provide information for the inclusion therein without the Holders being afforded an opportunity to review such documentation if the holders of a majority in aggregate principal amount of the Registrable Notes covered by such Registration Statement, or any such Participating Broker-Dealer, as the case may be, the managing underwriters, if any, or any of their respective counsel shall reasonably object in writing on a timely basis. A Holder shall be deemed to have reasonably objected to such filing if such Registration Statement, amendment, Prospectus or supplement, as applicable, as proposed to be filed, contains an untrue statement of a material fact or omits to state any material fact necessary to make the statements therein not misleading or fails to comply with the applicable requirements of the Securities Act.

(b)	Provide an indenture trustee for the Registrable Notes, the Exchange Notes or the Private Exchange Notes, as the case may be, and cause the Indenture (or other indenture relating to the Registrable Notes) to be qualified under the TIA not later than the effective date of the first Registration Statement; and in connection therewith, to effect such changes to such indenture as may be required for such indenture to be so qualified in accordance with the terms of the TIA; and execute, and use its best efforts to cause such trustee to execute, all documents as may be required to effect such changes, and all other forms and documents required to be filed with the SEC to enable such indenture to be so qualified in a timely manner.

(c)	Prepare and file with the SEC such pre-effective amendments and post-effective amendments to each Shelf Registration or Exchange Registration Statement, as the case may be, as may be necessary to keep such Registration Statement continuously effective for the Effectiveness Period or the Applicable Period, as the case may be; cause the related Prospectus to be supplemented by any Prospectus supplement required by applicable law, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) promulgated under the Securities Act; and comply with the provisions of the Securities Act and the Exchange Act applicable to them with respect to the disposition of all securities covered by such Registration Statement as so amended or in such Prospectus as so supplemented and with respect to the subsequent resale of any securities being sold by a Participating Broker-Dealer covered by any such Prospectus. The Company and each Guarantor shall not, during the Applicable Period, voluntarily take any action that would result in selling Holders of the Registrable Notes covered by a Registration Statement or Participating Broker-Dealers seeking to sell Exchange Notes not being able to sell such Registrable Notes or such Exchange Notes during that period, unless such action is required by applicable law, rule or regulation or permitted by this Agreement.

(d)	Furnish to such selling Holders and Participating Broker-Dealers who so request in writing (i) upon the Company’s receipt, a copy of the order of the SEC declaring such Registration Statement and any post effective amendment thereto effective, (ii) such reasonable number of copies of such Registration Statement and of each amendment and supplement thereto (in each case including any documents incorporated therein by reference and all exhibits), (iii) such reasonable number of copies of the Prospectus included in such Registration Statement (including each preliminary Prospectus) and each amendment and supplement thereto, and such reasonable number of copies of the final Prospectus as filed by the Company and each Guarantor pursuant to Rule 424(b) (or any similar provisions then in force) under the Securities Act, in conformity with the requirements of the Securities Act and each amendment and supplement thereto, and (iv) such other documents (including any amendments required to be filed pursuant to clause (c) of this Section 5), as any such Person may reasonably request in writing. The Company and the Guarantors hereby consent to the use of the Prospectus by each of the selling Holders of Registrable Notes or each such Participating Broker-Dealer, as the case may be, and the underwriters or agents, if any, and dealers, if any, in connection with the offering and sale of the Registrable Notes covered by, or the sale by Participating Broker-Dealers of the Exchange Notes pursuant to, such Prospectus and any amendment or supplement thereto.

(e)

If (1) a Shelf Registration is filed pursuant to Section 3 hereof, or (2) a Prospectus contained in an Exchange Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period relating thereto, the Company shall notify in writing the selling Holders of Registrable Notes, or each such Participating Broker-Dealer, as the case may be, the managing underwriters, if any, and each of their respective counsel promptly (but in any event within 2 Business Days) (i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective (including in such notice a written statement that any Holder may, upon request, obtain, without charge, one conformed copy of such Registration Statement or post-effective amendment including financial statements and schedules, documents incorporated or deemed to be incorporated by reference and exhibits), (ii) of the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of any Prospectus or the initiation of any proceedings for that purpose, (iii) if at any time when a Prospectus is required by the Securities Act to be delivered in connection with sales of the Registrable Notes the representations and warranties of the Company and any Guarantor contained in any agreement (including any underwriting agreement) contemplated by Section 5(n) hereof cease to be true and correct, (iv) of the receipt by the Company or any Guarantor of any notification with respect to the suspension of the qualification or exemption from qualification of a Registration Statement or any of the Registrable Notes or the Exchange Notes to be sold by any Participating Broker-Dealer for offer or sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose, (v) of the happening of any event, the existence of any condition of any information becoming known that makes any statement made in such Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in, or amendments or supplements to, such Registration Statement, Prospectus or documents so that, in the case of the Registration Statement and the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, (vi) of any reasonable determination by the Company or any Guarantor that a post-effective amendment to a Registration Statement would be appropriate and (vii) of any request by the SEC for amendments to the Registration Statement or supplements to the Prospectus or for additional information relating thereto.

(f)	Use commercially reasonable efforts to prevent the issuance of any order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of a Prospectus or suspending the qualification (or exemption from qualification) of any of the Registrable Notes or the Exchange Notes to be sold by any Participating Broker-Dealer, for sale in any jurisdiction, and, if any such order is issued, to use commercially reasonable efforts to obtain the withdrawal of any such order at the earliest possible date.

(g)	If (A) a Shelf Registration is filed pursuant to Section 3 hereof, (B) a Prospectus contained in an Exchange Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period or (C) reasonably requested in writing by the managing underwriters, if any, or the Holders of a majority in aggregate principal amount of the Registrable Notes being sold in connection with an underwritten offering, (i) promptly incorporate in a Prospectus supplement or post-effective amendment such information or revisions to information therein relating to such underwriters or selling Holders as the managing underwriters, if any, or such Holders or any of their respective counsel reasonably request in writing to be included or made therein and (ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment.

(h)	Prior to any public offering of Registrable Notes or any delivery of a Prospectus contained in the Exchange Registration Statement by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, use commercially reasonable efforts to register or qualify, and to cooperate with the selling Holders of Registrable Notes or each such Participating Broker-Dealer, as the case may be, the underwriters, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Notes or Exchange Notes, as the case may be, for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any selling Holder, Participating Broker-Dealer or any managing underwriter or underwriters, if any, reasonably request in writing; provided, that where Exchange Notes held by Participating Broker-Dealers or Registrable Notes are offered other than through an underwritten offering, the Company and each Guarantor agrees to cause its counsel to perform Blue Sky investigations and file any registrations and qualifications required to be filed pursuant to this Section 5(h) hereof, keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective and do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Exchange Notes held by Participating Broker-Dealers or the Registrable Notes covered by the applicable Registration Statement; provided that neither the Company nor any Guarantor shall be required to (A) qualify generally to do business in any jurisdiction where it is not then so qualified, (B) take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or (C) subject itself to taxation in any such jurisdiction where it is not then so subject.

(i)	If (A) a Shelf Registration is filed pursuant to Section 3 hereof or (B) a Prospectus contained in an Exchange Registration Statement filed pursuant to Section 2 hereof is requested to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, cooperate with the selling Holders of Registrable Notes and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Notes to be sold, which certificates shall not bear any restrictive legends and shall be in a form eligible for deposit with The Depository Trust Company, and enable such Registrable Notes to be in such denominations and registered in such names as the managing underwriter or underwriters, if any, or Holders may reasonably request.

(j)	Use commercially reasonable efforts to cause the Registrable Notes covered by any Registration Statement to be registered with or approved by such governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriter, if any, to consummate the disposition of such Registrable Notes, except as may be required solely as a consequence of the nature of such selling Holder’s business, in which case the Company shall (and shall cause each Guarantor to) cooperate in all reasonable respects with the filing of such Registration Statement and the granting of such approvals; provided that neither the Company nor any existing Guarantor shall be required to (A) qualify generally to do business in any jurisdiction where it is not then so qualified, (B) take any action that would subject it to general service of process in any jurisdiction where it is not then so subject or (C) subject itself to taxation in any such jurisdiction where it is not then so subject.

(k)	If (1) a Shelf Registration is filed pursuant to Section 3 hereof, or (2) a Prospectus contained in an Exchange Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, upon the occurrence of any event contemplated by paragraph 5(e)(v) or 5(e)(vi) hereof, as promptly as practicable, prepare and file with the SEC, at the expense of the Company and the Guarantors, a supplement or post-effective amendment to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Notes being sold thereunder or to the purchasers of the Exchange Notes to whom such Prospectus will be delivered by a Participating Broker-Dealer, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and, if SEC review is required, use its best efforts to cause such post-effective amendment to be declared effective as soon as possible.

(l)	Use commercially reasonable efforts to cause the Registrable Notes covered by a Registration Statement to be rated with such appropriate rating agencies, if so requested in writing by the Holders of a majority in aggregate principal amount of the Registrable Notes covered by such Registration Statement or the managing underwriter or underwriters, if any.

(m)	Prior to the initial issuance of the Exchange Notes, (i) provide the Trustee with one or more certificates for the Registrable Notes in a form eligible for deposit with The Depository Trust Company and (ii) provide a CUSIP number for the Exchange Notes.

(n)

If a Shelf Registration is filed pursuant to Section 3 hereof, enter into such agreements (including an underwriting agreement in form, scope and substance as is customary in underwritten offerings of debt securities similar to the Notes, as may be appropriate in the circumstances) and take all such other actions in connection therewith (including those reasonably requested in writing by the managing underwriters, if any, or the Holders of a majority in aggregate principal amount of the Registrable Notes being sold) in order to expedite or facilitate the registration or the disposition of such Registrable Notes, and in such connection, whether or not an underwriting agreement is entered into and whether or not the registration is an Underwritten Registration, (i) make such representations and warranties to the Holders and the underwriters, if any, with respect to the business of the Company and its subsidiaries as then conducted, and the Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings of debt securities similar to the Notes, as may be appropriate in the circumstances, and confirm the same if and when reasonably required; (ii) obtain an opinion of counsel to the Company and the Guarantors and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters, if any, and the Holders of a majority in aggregate principal amount of the Registrable Notes being sold), addressed to each selling Holder and each of the underwriters, if any, covering the matters customarily covered in opinions of counsel to the Company and the Guarantors requested in underwritten offerings of debt securities similar to the Notes, as may be appropriate in the circumstances; (iii) obtain “cold comfort” letters and updates thereof (which letters and updates (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters) from the independent certified public accountants of the Company and the Guarantors (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to each of the underwriters, such letters to be in customary form and covering matters of the type customarily covered in “cold comfort” letters in connection with underwritten offerings of debt securities similar to the Notes, as may be appropriate in the circumstances, and such other matters as reasonably requested in writing by the underwriters; and (iv) deliver such documents and certificates as may be reasonably requested in writing by the Holders of a majority in aggregate principal amount of the Registrable Notes being sold and the managing underwriters, if any, to evidence the continued validity of the representations and warranties of the Company and its subsidiaries made pursuant to clause (i) above and to evidence compliance with any conditions contained in the underwriting agreement or other similar agreement entered into by the Company or any Guarantor. Notwithstanding the foregoing and any other provision hereof, if a Shelf Registration is filed pursuant to Section 3 hereof, the Company and the Guarantors may suspend the availability of such Shelf Registration, without being required to pay any Special Interest, upon written notice to the Holders (which notice shall be accompanied by an instruction to suspend the use of the Prospectus contained in such Shelf Registration), for one or more periods not to exceed 60 consecutive days in any 90-day period, and not to exceed, in the aggregate, 95 days in any 365-day period (each such period, a “Suspension Period”) if (1) the Board of Directors of the Company determines in good faith that it is in the best interests of the Company not to disclose the existence of or facts surrounding any proposed or pending material corporate transaction involving the Company that could reasonably be expected to have a material effect on the business, operations or prospects of the Company or (2) the disclosure otherwise relates to a material business transaction which has not been publicly disclosed and the Board of Directors of the Company determines, in good faith, that any such disclosure may jeopardize the success of the transaction. In the event the Company and the Guarantors commence one or more Suspension Periods in accordance with the preceding sentence, the Effectiveness Period shall be extended by the corresponding number of days of each such Suspension Period.

(o)	If (1) a Shelf Registration is filed pursuant to Section 3 hereof, or (2) a Prospectus contained in an Exchange Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, upon at least two Business Days prior notice, make available for inspection by any selling Holder of such Registrable Notes being sold, or each such Participating Broker-Dealer, as the case may be, any underwriter participating in any such disposition of Registrable Notes, if any, and any attorney, accountant or other agent retained by any such selling Holder or each such Participating Broker-Dealer, as the case may be, or underwriter (collectively, the “Inspectors”), at the offices where normally kept, during reasonable business hours, all financial and other records and pertinent corporate documents of the Company and its subsidiaries (collectively, the “Records”) as shall be reasonably necessary to enable them to exercise any applicable due diligence responsibilities, and cause the officers, directors and employees of the Company and its subsidiaries to supply all information reasonably requested in writing by any such Inspector in connection with such Registration Statement. Each Inspector shall agree in writing that it will keep the Records confidential and not disclose any of the Records unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in such Registration Statement, (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, (iii) the information in such Records is public or has been made generally available to the public other than as a result of a disclosure or failure to safeguard by such Inspector or (iv) disclosure of such information is, in the reasonable written opinion of counsel for any Inspector, necessary or advisable in connection with any action, claim, suit or proceeding, directly or indirectly, involving or potentially involving such Inspector and arising out of, based upon, related to, or involving this Agreement, or any transaction contemplated hereby or arising hereunder. Each selling Holder of such Registrable Notes and each such Participating Broker-Dealer will be required to agree that information obtained by it as a result of such inspections shall be deemed confidential and shall not be used by it as the basis for any market transactions in the securities of the Company unless and until such is made generally available to the public. Each Inspector, each selling Holder of such Registrable Notes and each such Participating Broker-Dealer will be required to further agree that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and, to the extent practicable, use its best efforts to allow the Company, at its expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential.

(p)

Comply with all applicable rules and regulations of the SEC and make generally available to the security holders of the Company with regard to any applicable Registration Statement earning statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Registrable Notes are sold to underwriters in a firm commitment or best efforts underwritten offering and (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Company after the effective date of a Registration Statement, which statements shall cover said 12-month periods.

(q)	Upon consummation of an Exchange Offer or Private Exchange, obtain an opinion of counsel to the Company and the Guarantors (in form, scope and substance reasonably satisfactory to the Initial Purchasers), addressed to the Trustee for the benefit of all Holders participating in the Exchange Offer or Private Exchange, as the case may be, to the effect that (i) the Company and the Guarantors have duly authorized, executed and delivered the Exchange Notes or the Private Exchange Notes, as the case may be, and the Indenture and (ii) the Exchange Notes or the Private Exchange Notes, as the case may be, and the Indenture constitute legal, valid and binding obligations of the Company and the Guarantors, enforceable against the Company and the Guarantors in accordance with their respective terms, except as such enforcement may be subject to customary United States and foreign exceptions.

(r)	If the Exchange Offer or a Private Exchange is to be consummated, upon delivery of the Registrable Notes by the Holders to the Company and the Guarantors (or to such other Person as directed by the Company and the Guarantors) in exchange for the Exchange Notes or the Private Exchange Notes, as the case may be, the Company and the Guarantors shall mark, or caused to be marked, on such Registrable Notes that the Exchange Notes or the Private Exchange Notes, as the case may be, are being issued as substitute evidence of the indebtedness originally evidenced by the Registrable Notes; provided that in no event shall such Registrable Notes be marked as paid or otherwise satisfied.

(s)	Cooperate with each seller of Registrable Notes covered by any Registration Statement and each underwriter, if any, participating in the disposition of such Registrable Notes and their respective counsel in connection with any filings required to be made with FINRA.

(t)	Use commercially reasonable efforts to cause all Securities covered by a Registration Statement to be listed on each securities exchange, if any, on which similar debt securities issued by the Company are then listed.

(u)	Use commercially reasonable efforts to take all other steps reasonably necessary to effect the registration of the Registrable Notes covered by a Registration Statement contemplated hereby.

(v)	The Company may require each seller of Registrable Notes or Participating Broker-Dealer as to which any registration is being effected to furnish to the Company such information regarding such seller or Participating Broker-Dealer and the distribution of such Registrable Notes as the Company may, from time to time, reasonably request in writing. The Company may exclude from such registration the Registrable Notes of any seller who fails to furnish such information within a reasonable time (which time in no event shall exceed 45 days, subject to Section 3(d)) hereof) after receiving such request. Each seller of Registrable Notes or Participating Broker-Dealer as to which any registration is being effected agrees to furnish promptly to the Company all information required to be disclosed in order to make the information previously furnished by such seller not materially misleading.

(w)	Each Holder of Registrable Notes and each Participating Broker-Dealer agrees by acquisition of such Registrable Notes or Exchange Notes to be sold by such Participating Broker-Dealer, as the case may be, that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 5(e)(ii), 5(e)(iv), 5(e)(v), or 5(e)(vi) hereof, such Holder will forthwith discontinue disposition of such Registrable Notes covered by a Registration Statement and such Participating Broker-Dealer will forthwith discontinue disposition of such Exchange Notes pursuant to any Prospectus and, in each case, forthwith discontinue dissemination of such Prospectus until such Holder’s or Participating Broker-Dealer’s receipt of the copies of the supplemented or amended Prospectus contemplated by Section 5(k) hereof, or until it is advised in writing (the “Advice”) by the Company and the Guarantors that the use of the applicable Prospectus may be resumed, and has received copies of any amendments or supplements thereto and, if so directed by the Company and the Guarantors, such Holder or Participating Broker-Dealer, as the case may be, will deliver to the Company all copies, other than permanent file copies, then in such Holder’s or Participating Broker-Dealer’s possession, of the Prospectus covering such Registrable Notes current at the time of the receipt of such notice. In the event the Company and the Guarantors shall give any such notice, the Applicable Period shall be extended by the number of days during such periods from and including the date of the giving of such notice to and including the date when each Participating Broker-Dealer shall have received (x) the copies of the supplemented or amended Prospectus contemplated by Section 5(k) hereof or (y) the Advice.

6.	Registration Expenses

(a)

All fees and expenses incident to the performance of or compliance with this Agreement by the Company and the Guarantors shall be borne by the Company and the Guarantors, whether or not the Exchange Offer or a Shelf Registration is filed or becomes effective, including, without limitation, (i) all registration and filing fees, including, without limitation, (A) fees with respect to filings required to be made with FINRA in connection with any underwritten offering and (B) fees and expenses of compliance with state securities or Blue Sky laws as provided in Section 5(h) hereof (including, without limitation, reasonable fees and disbursements of counsel in connection with Blue Sky qualifications of the

Registrable Notes or Exchange Notes and determination of the eligibility of the Registrable Notes or Exchange Notes for investment under the laws of such jurisdictions (x) where the Holders are located, in the case of the Exchange Notes, or (y) as provided in Section 5(h) hereof, in the case of Registrable Notes or Exchange Notes to be sold by a Participating Broker-Dealer during the Applicable Period)), (ii) printing expenses, including, without limitation, expenses of printing Prospectuses if the printing of Prospectuses is requested by the managing underwriter or underwriters, if any, or by the Holders of a majority in aggregate principal amount of the Registrable Notes included in any Registration Statement or by any Participating Broker-Dealer during the Applicable Period, as the case may be, (iii) messenger, telephone and delivery expenses incurred in connection with the performance of their obligations hereunder, (iv) fees and disbursements of counsel for the Company, the Guarantors and, subject to Section 6(b), the Holders, (v) fees and disbursements of all independent certified public accountants referred to in Section 5 hereof (including, without limitation, the expenses of any special audit and “cold comfort” letters required by or incident to such performance), (vi) rating agency fees and the fees and expenses incurred in connection with the listing of the Securities to be registered on any securities exchange, (vii) Securities Act liability insurance, if the Company and the Guarantors desire such insurance, (viii) fees and expenses of all other Persons retained by the Company and the Guarantors, (ix) fees and expenses of any “qualified independent underwriter” or other independent appraiser participating in an offering pursuant to Section 3 of Schedule E to the By-laws of FINRA, but only where the need for such a “qualified independent underwriter” arises due to a relationship with the Company and the Guarantors, (x) internal expenses of the Company and the Guarantors (including, without limitation, all salaries and expenses of officers of the Company or the Guarantors, or officers and employees of the Advisor, performing legal or accounting duties), (xi) the expense of any annual audit, (xii) the fees and expenses of the Trustee and the Exchange Agent and (xiii) the expenses relating to printing, word processing and distributing all Registration Statements, underwriting agreements, securities sales agreements, indentures and any other documents necessary in order to comply with this Agreement. Notwithstanding the foregoing, the Company shall not pay any underwriting or brokerage discounts or commissions.

(b)	The Company and the Guarantors shall reimburse the Holders for the reasonable fees and disbursements of not more than one counsel chosen by the Holders of a majority in aggregate principal amount of the Registrable Notes to be included in any Registration Statement. The Company and the Guarantors shall pay all documentary, stamp, transfer or other transactional taxes attributable to the issuance or delivery of the Exchange Notes or Private Exchange Notes in exchange for the Notes; provided that the Company shall not be required to pay taxes payable in respect of any transfer involved in the issuance or delivery of any Exchange Note or Private Exchange Note in a name other than that of the Holder of the Note in respect of which such Exchange Note or Private Exchange Note is being issued. The Company and the Guarantors shall reimburse the Holders for fees and expenses (including reasonable fees and expenses of counsel to the Holders) relating to any enforcement of any rights of the Holders under this Agreement.

7.	Indemnification

(a)	Indemnification by the Company and the Guarantors. The Company and the Guarantors jointly and severally agree to indemnify and hold harmless each Holder of Registrable Notes, Exchange Notes or Private Exchange Notes and each Participating Broker-Dealer selling Exchange Notes during the Applicable Period, each Person, if any, who controls each such Holder (within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act) and the officers, directors and partners of each such Holder, Participating Broker-Dealer and controlling person, to the fullest extent lawful, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable costs of preparation and reasonable attorneys’ fees as provided in this Section 8) and expenses (including, without limitation, reasonable costs and expenses incurred in connection with investigating, preparing, pursuing or defending against any of the foregoing) (collectively, “Losses”), as incurred, directly or indirectly caused by, related to, based upon, arising out of or in connection with any untrue or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or form of prospectus, or in any amendment or supplement thereto, or in any preliminary prospectus, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except insofar as such Losses are solely based upon information relating to such Holder or Participating Broker-Dealer and furnished in writing to the Company and the Guarantors by such Holder or Participating Broker-Dealer or their counsel expressly for use therein. The Company and the Guarantors also agree to indemnify underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, their officers, directors, agents and employees and each Person who controls such Persons (within the meaning of Section 5 of the Securities Act or Section 20(a) of the Exchange Act) to the same extent as provided above with respect to the indemnification of the Holders or the Participating Broker-Dealer.

(b)

Indemnification by Holder. In connection with any Registration Statement, Prospectus or form of prospectus, any amendment or supplement thereto, or any preliminary prospectus in which a Holder is participating, such Holder shall furnish to the Company and the Guarantors in writing such information as the Company and the Guarantors reasonably request for use in connection with any Registration Statement, Prospectus or form of prospectus, any amendment or supplement thereto, or any preliminary prospectus and shall indemnify and hold harmless the Company, the Guarantors, their respective directors and each Person, if any, who controls the Company and the Guarantors (within the meaning of Section 15 of the Securities Act and Section 20(a) of the Exchange Act), and the directors, officers and partners of such controlling persons, to the fullest extent lawful, from and against all Losses, as incurred, arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading to the extent, but only to the extent, that such Losses are finally judicially determined by a court of competent jurisdiction in a final, unappealable order to have resulted solely from an untrue statement or alleged untrue statement of a material fact or omission or alleged omission of a material fact contained in or omitted from any information so furnished in writing by such Holder to the Company and the Guarantors expressly for use therein. Notwithstanding the foregoing, in no event shall the liability of any selling Holder be greater in amount than such Holder’s Maximum Contribution Amount (as defined below).

(c)	Conduct of Indemnification Proceedings. If any proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the party or parties from which such indemnity is sought (the “Indemnifying Party” or “Indemnifying Parties”, as applicable) in writing; but the omission to so notify the Indemnifying Party (i) will not relieve such Indemnifying Party from any liability under paragraph (a) or (b) above unless and only to the extent it is materially prejudiced as a result thereof and (ii) will not, in any event, relieve the Indemnifying Party from any obligations to any Indemnified Party other than the indemnification obligation provided in paragraphs (a) and (b) above.

The Indemnifying Party shall have the right, exercisable by giving written notice to an Indemnified Party, within 20 Business Days after receipt of written notice from such Indemnified Party of such proceeding, to assume, at its expense, the defense of any such proceeding; provided, that an Indemnified Party shall have the right to employ separate counsel in any such proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or parties unless: (1) the Indemnifying Party has agreed to pay such fees and expenses; or (2) the Indemnifying Party shall have failed promptly to assume the defense of such proceeding or shall have failed to employ counsel reasonably satisfactory to such Indemnified Party; or (3) the named parties to any such proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party or any of its affiliates or controlling persons, and such Indemnified Party shall have been advised by counsel that there may be one or more defenses available to such Indemnified Party that are in addition to, or in conflict with, those defenses available to the Indemnifying Party or such affiliate or controlling person (in which case, if such Indemnified Party notifies the Indemnifying Parties in writing that it elects to employ separate counsel at the expense of the Indemnifying Parties, the Indemnifying Parties shall not have the right to assume the defense and the reasonable fees and expenses of such counsel shall be at the expense of the Indemnifying Party; it being understood, however, that, the Indemnifying Party shall not, in connection with any one such proceeding or separate but substantially similar or related proceedings in the same jurisdiction, arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for such Indemnified Party).

No Indemnifying Party shall be liable for any settlement of any such proceeding effected without its prior written consent, which shall not be unreasonably withheld, but if settled with its written consent, or if there be a final judgment for the plaintiff in any such proceeding, each Indemnifying Party jointly and severally agrees, subject to the exceptions and limitations set forth above, to indemnify and hold harmless each Indemnified Party from and against any and all Losses by reason of such settlement or judgment. The Indemnifying Party shall not consent to the entry of any judgment or enter into any settlement unless such judgment or settlement (i) includes as an unconditional term thereof the giving by the claimant or plaintiff to each Indemnified Party of a release, in form and substance reasonably satisfactory to the Indemnified Party, from all liability in respect of such proceeding for which such Indemnified Party would be entitled to indemnification hereunder (whether or not any Indemnified Party is a party thereto) and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any Indemnified Party.

(d)	Contribution. If the indemnification provided for in this Section 8 is unavailable to an Indemnified Party or is insufficient to hold such Indemnified Party harmless for any Losses in respect of which this Section 8 would otherwise apply by its terms (other than by reason of exceptions provided in this Section 8), then each applicable Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall have a joint and several obligation to contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party, on the one hand, and such Indemnified Party, on the other hand, in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party, on the one hand, and Indemnified Party, on the other hand, shall be determined by reference to, among other things, whether any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent any such statement or omission. The amount paid or payable by an Indemnified Party as a result of any Losses shall be deemed to include any legal or other fees or expenses incurred by such party in connection with any proceeding, to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in Section 8(a) or 8(b) hereof was available to such party.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation or by other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 8(d), a selling Holder shall not be required to contribute, in the aggregate, any amount in excess of such Holder’s Maximum Contribution Amount. A selling Holder’s “Maximum Contribution Amount” shall equal the excess of (i) the aggregate proceeds received by such Holder pursuant to the sale of such

Registrable Notes or Exchange Notes over (ii) the aggregate amount of damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The Holders’ obligations to contribute pursuant to this Section 8(d) are several in proportion to the respective principal amount of the Registrable Securities held by each Holder hereunder and not joint. The Company’s and Guarantors’ obligations to contribute pursuant to this Section 8(d) are joint and several.

The indemnity and contribution agreements contained in this Section 8 are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

8.	Rules 144 and 144A

(a)	The Company covenants that it shall (a) file the reports required to be filed by it (if so required) under the Securities Act and the Exchange Act in a timely manner and, if at any time the Company is not required to file such reports, it will, upon the written request of any Holder of Registrable Notes, make publicly available other information necessary to permit sales pursuant to Rule 144 and 144A and (b) take such further action as any Holder may reasonably request in writing, all to the extent required from time to time to enable such Holder to sell Registrable Notes without registration under the Securities Act pursuant to the exemptions provided by Rule 144 and Rule 144A. Upon the request of any Holder, the Company shall deliver to such Holder a written statement as to whether it has complied with such information and requirements.

(b)	Availability of Rule 144 Not an Excuse for Obligations under Section 2. The fact that holders of Registrable Notes may become eligible to sell such Registrable Notes pursuant to Rule 144 shall not (1) cause such Notes to cease to be Registrable Notes or (2) excuse the Company’s and the Guarantors’ obligations set forth in Section 2 hereof, including without limitation the obligations in respect of an Exchange Offer, Shelf Registration and Special Interest.

9.	Underwritten Registrations of Registrable Notes

If any of the Registrable Notes covered by any Shelf Registration are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will manage the offering will be selected by the Holders of a majority in aggregate principal amount of such Registrable Notes included in such offering; provided, however, that such investment banker or investment bankers and manager or managers must be reasonably acceptable to the Company.

No Holder of Registrable Notes may participate in any underwritten registration hereunder unless such Holder (a) agrees to sell such Holder’s Registrable Notes on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

10.	Miscellaneous

(a)	Remedies. In the event of a breach by either the Company or any of the Guarantors of any of their respective obligations under this Agreement, each Holder, in addition to being entitled to exercise all rights provided herein, in the Indenture or, in the case of the Initial Purchasers, in the Purchase Agreement, or granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and the Guarantors agree that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by either the Company or any of the Guarantors of any of the provisions of this Agreement and hereby further agree that, in the event of any action for specific performance in respect of such breach, the Company shall (and shall cause each Guarantor to) waive the defense that a remedy at law would be adequate.

(b)	No Inconsistent Agreements. The Company and each of the Guarantors have not entered, as of the date hereof, and the Company and each of the Guarantors shall not enter, after the date of this Agreement, into any agreement with respect to any of its securities that is inconsistent with the rights granted to the Holders of Securities in this Agreement or otherwise conflicts with the provisions hereof. The Company and each of the Guarantors have not entered and will not enter into any agreement with respect to any of its securities that will grant to any Person piggy-back rights with respect to a Registration Statement.

(c)	Adjustments Affecting Registrable Notes. The Company shall not, directly or indirectly, take any action with respect to the Registrable Notes as a class that would adversely affect the ability of the Holders to include such Registrable Notes in a registration undertaken pursuant to this Agreement.

(d)	Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, otherwise than with the prior written consent of the Holders of not less than a majority in aggregate principal amount of the then outstanding Registrable Notes in circumstances that would adversely affect any Holders of Registrable Notes; provided, however, that Section 8 hereof and this Section 10(d) may not be amended, modified or supplemented without the prior written consent of each Holder. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders of Registrable Notes whose securities are being tendered pursuant to the Exchange Offer or sold pursuant to a Notes Registration Statement and that does not directly or indirectly affect, impair, limit or compromise the rights of other Holders of Registrable Notes may be given by Holders of at least a majority in aggregate principal amount of the Registrable Notes being tendered or being sold by such Holders pursuant to such Notes Registration Statement.

(e)	Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, registered first-class mail, next-day air courier or telecopier:

(i)	if to a Holder of Securities or to any Participating Broker-Dealer, at the most current address of such Holder or Participating Broker-Dealer, as the case may be, set forth on the records of the registrar of the Notes, with a copy in like manner to the Initial Purchasers as follows:

Jefferies & Company, Inc.

Merrill Lynch, Pierce, Fenner & Smith

Incorporated

As Representatives of the Initial Purchasers listed in Schedule I hereto

c/o Jefferies & Company, Inc.

520 Madison Avenue

New York, New York 10022

Facsimile No.:   (646) 786-5061

Attention:   General Counsel

with a copy to:

Latham & Watkins LLP

355 South Grand Avenue

Los Angeles, CA 90071-1560

Attention: Julian Kleindorfer, Esq.

(ii)	if to the Initial Purchasers, at the address specified in Section 10(e)(i) hereof;

(iii)	if to the Company or any Guarantor, as follows:

CNL Lifestyle Properties, Inc.

450 South Orange Avenue

Orlando, FL 32801

Attention: Joseph Johnson

with a copy to:

Lowndes, Drosdick, Doster, Kantor & Reed, P.A.

215 N. Eola Drive

Orlando, FL 32801

Attention: Peter E. Reinert, Esq.

and a copy to:

Arnold & Porter LLP

555 12th Street, N.W.

Washington, D.C. 20004

Attention: Neil M. Goodman

All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; five business days after being deposited in the United States mail, postage prepaid, if mailed; one business day after being timely delivered to a next-day air courier guaranteeing overnight delivery; and when receipt is acknowledged by the addressee, if telecopied.

Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee under the Indenture at the address specified in such Indenture.

(f)	Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto, including, without limitation and without the need for an express assignment, subsequent Holders of Securities.

(g)	Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

(h)	Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(i)

Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAW. THE COMPANY HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK OR ANY FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND IRREVOCABLY ACCEPTS FOR ITS AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, JURISDICTION OF THE AFORESAID COURTS. THE COMPANY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, TRIAL BY JURY AND ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR

PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. THE COMPANY IRREVOCABLY CONSENTS, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE COMPANY AT ITS SAID ADDRESS, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. NOTHING HEREIN SHALL AFFECT THE RIGHT OF ANY HOLDER TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE COMPANY IN ANY OTHER JURISDICTION.

(j)	Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(k)	Securities Held by the Company or Its Affiliates. Whenever the consent or approval of Holders of a specified percentage of Securities is required hereunder, Securities held by the Company or its affiliates (as such term is defined in Rule 405 under the Securities Act) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

(l)	Third Party Beneficiaries. Holders and Participating Broker-Dealers are intended third party beneficiaries of this Agreement and this Agreement may be enforced by such Persons.

(m)	Entire Agreement. This Agreement, together with the Purchase Agreement and the Indenture, is intended by the parties as a final and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein and any and all prior oral or written agreements, representations, or warranties, contracts, understanding, correspondence, conversations and memoranda between the Initial Purchasers on the one hand and the Company and the Guarantors on the other, or between or among any agents, representatives, parents, subsidiaries, affiliates, predecessors in interest or successors in interest with respect to the subject matter hereof and thereof are merged herein and replaced hereby.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

ISSUER:

CNL LIFESTYLE PROPERTIES, INC., a Maryland corporation

By:
Name:
Title:

GUARANTORS:

CNL INCOME PARTNERS, LP, a Delaware limited partnership

By:	CNL INCOME GP CORP.,
a Delaware corporation, General Partner

By:
Name:
Title:

CNL INCOME NORTHSTAR, LLC, a Delaware limited liability company

By:
Name:
Title:

CNL INCOME NORTHSTAR TRS CORP., a Delaware corporation

By:
Name:
Title:

CNL INCOME SIERRA, LLC,
a Delaware limited liability company

By:
Name:
Title:

CNL INCOME SIERRA TRS CORP., a Delaware corporation

By:
Name:
Title:

CNL INCOME LOON MOUNTAIN, LLC, a Delaware limited liability company

By:
Name:
Title:

CNL INCOME LOON MOUNTAIN TRS CORP., a Delaware corporation

By:
Name:
Title:

CNL INCOME SNOQUALMIE, LLC, a Delaware limited liability company

By:
Name:
Title:

CNL INCOME SNOQUALMIE TRS CORP., a Delaware corporation

By:
Name:
Title:

CNL INCOME BRIGHTON, LLC,
a Delaware limited liability company

By:
Name:
Title:

CNL INCOME BRIGHTON TRS CORP., a Delaware corporation

By:
Name:
Title:

CNL INCOME BEAVER CREEK MARINA, LLC, a Delaware limited liability company

By:
Name:
Title:

CNL BEAVER CREEK MARINA TRS CORP., a Delaware corporation

By:
Name:
Title:

CNL INCOME BURNSIDE MARINA, LLC, a Delaware limited liability company

By:
Name:
Title:

CNL BURNSIDE MARINA TRS CORP., a Delaware corporation

By:
Name:
Title:

CNL INCOME LAKEFRONT MARINA, LLC,
a Delaware limited liability company

By:
Name:
Title:

CNL LAKEFRONT MARINA TRS CORP., a Delaware corporation

By:
Name:
Title:

CNL INCOME SANDUSKY MARINA, LLC, a Delaware limited liability company

By:
Name:
Title:

CNL SANDUSKY MARINA TRS CORP., a Delaware corporation

By:
Name:
Title:

CNL INCOME PIER 121 MARINA, LLC, a Delaware limited liability company

By:
Name:
Title:

CNL PIER 121 MARINA TRS CORP., a Delaware corporation

By:
Name:
Title:

CNL INCOME HOLLY CREEK MARINA, LLC,
a Delaware limited liability company

By:
Name:
Title:

CNL INCOME HOLLY CREEK MARINA TRS CORP., a Delaware corporation

By:
Name:
Title:

CNL INCOME EAGLE COVE MARINA, LLC, a Delaware limited liability company

By:
Name:
Title:

CNL INCOME EAGLE COVE MARINA TRS CORP., a Delaware corporation

By:
Name:
Title:

CNL INCOME BRADY MOUNTAIN MARINA, LLC, a Delaware limited liability company

By:
Name:
Title:

CNL INCOME BRADY MOUNTAIN MARINA TRS CORP., a Delaware corporation

By:
Name:
Title:

CNL INCOME ENCHANTED VILLAGE, LLC,
a Delaware limited liability company

By:
Name:
Title:

CNL INCOME ENCHANTED VILLAGE TRS CORP., a Delaware corporation

By:
Name:
Title:

CNL INCOME MAGIC SPRING, LLC, a Delaware limited liability company

By:
Name:
Title:

CNL INCOME MAGIC SPRING TRS CORP., a Delaware corporation

By:
Name:
Title:

CNL INCOME HAWAIIAN WATERS, LLC, a Delaware limited liability company

By:
Name:
Title:

CNL INCOME HAWAIIAN WATERS TRS CORP., a Delaware corporation

By:
Name:
Title:

CNL INCOME COLONY, LP,
a Delaware limited partnership

By:	CNL INCOME COLONY GP, LLC,
a Delaware limited liability company,
General Partner

By:
Name:
Title:

CNL INCOME GARLAND, LP, a Delaware limited partnership

By:	CNL INCOME GARLAND GP, LLC,
a Delaware limited liability company,
General Partner

By:
Name:
Title:

CNL INCOME NORTHSTAR COMMERCIAL, LLC, a Delaware limited liability company

By:
Name:
Title:

CNL INCOME BEAR CREEK, LLC, a Delaware limited liability company

By:
Name:
Title:

CNL INCOME PALMETTO, LLC, a Delaware limited liability company

By:
Name:
Title:

CNL INCOME SOUTH MOUNTAIN, LLC,
a Delaware limited liability company

By:
Name:
Title:

CNL INCOME VALENCIA, LLC, a Delaware limited liability company

By:
Name:
Title:

CNL INCOME WESTON HILLS, LLC, a Delaware limited liability company

By:
Name:
Title:

CNL INCOME CANYON SPRINGS, LLC, a Delaware limited liability company

By:
Name:
Title:

CNL INCOME CINCO RANCH, LLC, a Delaware limited liability company

By:
Name:
Title:

CNL INCOME FOSSIL CREEK, LLC, a Delaware limited liability company

By:
Name:
Title:

CNL INCOME PLANTATION, LLC,
a Delaware limited liability company

By:
Name:
Title:

CNL INCOME MANSFIELD, LLC, a Delaware limited liability company

By:
Name:
Title:

CNL INCOME MESA DEL SOL, LLC, a Delaware limited liability company

By:
Name:
Title:

CNL INCOME LAKERIDGE, LLC, a Delaware limited liability company

By:
Name:
Title:

CNL INCOME ROYAL MEADOWS, LLC, a Delaware limited liability company

By:
Name:
Title:

CNL INCOME PAINTED HILLS, LLC, a Delaware limited liability company

By:
Name:
Title:

CNL INCOME FOX MEADOW, LLC,
a Delaware limited liability company

By:
Name:
Title:

CNL INCOME WEYMOUTH, LLC, a Delaware limited liability company

By:
Name:
Title:

CNL INCOME SIGNATURE OF SOLON, LLC, a Delaware limited liability company

By:
Name:
Title:

GRAPEVINE GOLF CLUB, L.P., a Delaware limited partnership

By:	GRAPEVINE GOLF, L.L.C.,
a Delaware limited liability company,
General Partner

By:
Name:
Title:

CNL GATLINBURG PARTNERSHIP, LP, a Delaware limited partnership

By:	CNL GATLINBURG GP CORP.,
a Delaware corporation, General Partner

By:
Name:
Title:

CNL INCOME EAGL SOUTHWEST GOLF, LLC,
a Delaware limited liability company

By:
Name:
Title:

CNL INCOME EAGL WEST GOLF, LLC, a Delaware limited liability company

By:
Name:
Title:

CNL INCOME EAGL NORTH GOLF, LLC, a Delaware limited liability company

By:
Name:
Title:

CNL INCOME EAGL MIDWEST GOLF, LLC, a Delaware limited liability company

By:
Name:
Title:

CNL INCOME EAGL MIDEAST GOLF, LLC, a Delaware limited liability company

By:
Name:
Title:

CNL INCOME EAGL LEASEHOLD GOLF, LLC, a Delaware limited liability company

By:
Name:
Title:

CNL INCOME EAGL MEADOWLARK, LLC,
a Delaware limited liability company

By:
Name:
Title:

CNL INCOME EAGL LAS VEGAS, LLC, a Delaware limited liability company

By:
Name:
Title:

CNL INCOME TRADITIONAL GOLF I, LLC, a Delaware limited liability company

By:
Name:
Title:

CNL INCOME CLEAR CREEK, LLC, a Delaware limited liability company

By:
Name:
Title:

CNL INCOME LAKE PARK, LLC, a Delaware limited liability company

By:
Name:
Title:

CNL INCOME FEC BAKERSFIELD, LLC, a Delaware limited liability company

By:
Name:
Title:

CNL INCOME FEC CHARLOTTE, LLC,
a Delaware limited liability company

By:
Name:
Title:

CNL INCOME FEC KNOXVILLE, LLC, a Delaware limited liability company

By:
Name:
Title:

CNL INCOME FEC NORTH HOUSTON, LLC, a Delaware limited liability company

By:
Name:
Title:

CNL INCOME FEC SOUTH HOUSTON, LLC, a Delaware limited liability company

By:
Name:
Title:

CNL INCOME FEC RICHLAND HILLS, LLC, a Delaware limited liability company

By:
Name:
Title:

CNL INCOME FEC TAMPA, LLC, a Delaware limited liability company

By:
Name:
Title:

CNL INCOME FEC TEMPE, LLC,
a Delaware limited liability company

By:
Name:
Title:

CNL INCOME FEC TUCSON, LLC, a Delaware limited liability company

By:
Name:
Title:

ACCEPTED AND AGREED TO:

JEFFERIES & COMPANY, INC.

By:

Name:
Title:

MERRILL LYNCH, PIERCE, FENNER & SMITH
INCORPORATED

By:

Name:
Title:

SCHEDULE I

INITIAL PURCHASERS

JEFFERIES & COMPANY, INC.

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

FIFTH THIRD SECURITIES, INC.

BB&T CAPITAL MARKETS

MORGAN KEEGAN & COMPANY, INC.

EXHIBIT B

FORM OF SOLVENCY CERTIFICATE

The undersigned, Joseph T. Johnson, Chief Accounting Officer of CNL Lifestyle Properties, Inc., a Maryland corporation (the “Company”), solely in his capacity as Chief Accounting Officer of the Company and not in any individual capacity, does herby certify pursuant to Section 7(b)(iv) of the purchase agreement (the “Purchase Agreement”) dated as of March 31, 2011, by and among the Company, the Guarantors and the Initial Purchasers, as follows:

Both immediately before and immediately after the consummation of the transactions to occur on the Closing Date and after giving effect to the use of proceeds described under the caption “Use of Proceeds” in the Time of Sale Document and Final Offering Memorandum:

1.	The fair value of the properties of the Company and the Subsidiaries, taken as a whole, will exceed their consolidated debts and liabilities, subordinated, contingent or otherwise;

2.	The present fair saleable values of the property of the Company and the Subsidiaries, taken as a whole, will be greater than the amount that will be required to pay the probable liability of their consolidated debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured;

3.	The Company and the Subsidiaries, taken as a whole, will be able to pay their consolidated debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured;

4.	The Company and the Subsidiaries, taken as a whole, will not have unreasonably small capital with which to conduct the business in which they are engaged as such business is now conducted and is proposed, contemplated or about to be conducted following the Closing Date;

5.	Neither the Company nor any Guarantor has incurred (by way of assumption or otherwise) any obligation or liability (contingent or otherwise) under the Documents with actual intent to hinder, delay or defraud either present or future creditors of the Company and the Subsidiaries or any of their affiliates, as case may be;

6.	In reaching the conclusions set forth in this Certificate, the undersigned has considered such facts, circumstances and matters as the undersigned has deemed appropriate and has made such investigations and inquiries as the undersigned has deemed appropriate, having taken into account the nature of the particular business anticipated to be conducted by each of the Company and the Guarantors after consummation of the transactions.

B-1

Unless otherwise defined herein, terms defined in the Purchase Agreement and used herein shall have the meanings given to them in the Purchase Agreement.

The undersigned understands that the Initial Purchasers are relying on the truth and accuracy of contents of this Certificate in connection with its entering into the Purchase Agreement.

CNL LIFESTYLE PROPERTIES, INC.

By:
Name: Joseph T. Johnson
Title: Chief Accounting Officer

[Signature Page to Solvency Certificate]

EXHIBIT C-1

Based solely on the foregoing, and subject to the assumptions and qualifications set forth herein, we are of the opinion that:

(1) The Company is duly qualified or licensed to do business and is in good standing as a foreign corporation, authorized to do business in each jurisdiction in which the nature of such businesses or the ownership or leasing of such properties requires such qualification as identified to us in a certificate signed by an officer of the Company.

(2) Each of the Indenture and the Registration Rights Agreement constitutes a legal, valid and binding obligation of each of the Company and the Guarantors, enforceable against each of the Company and the Guarantors in accordance with its terms. The Indenture complies in all material respects with the requirements for qualification under the TIA.

(3) The Notes, when delivered to and paid for by the Initial Purchasers in accordance with the terms of the Purchase Agreement and the Indenture will constitute legal, valid and binding obligations of the Company, entitled to the benefit of the Indenture, the Guarantees and the Registration Rights Agreement, enforceable against the Company and the Guarantors in accordance with their terms.

(4) When the Exchange Notes and the Private Exchange Notes are duly executed and delivered by the Company, they will constitute legal, valid and binding obligations of the Company entitled to the benefits of the Indenture, the Guarantees and the Registration Rights Agreement, enforceable against the Company and the Guarantors in accordance with their terms.

(5) The statements in the section entitled “Description of Notes” in the Time of Sale Document and the Final Offering Memorandum. insofar as they purport to constitute a summary of the terms of the Notes, the Indenture, the Guarantees and the Registration Rights Agreement, are an accurate description or summary in all material respects;

(6) No consent, approval, authorization, order, filing or registration of or with any Governmental Authority of the United States or the State of New York is required for execution, delivery or performance of the Documents or the consummation of the Transactions, except (i) those that have been obtained, (ii) as may be required under the securities or “Blue Sky” laws of U.S. state or non-U.S. jurisdictions or other non-U.S. laws applicable to the purchase of the Securities outside the U.S. in connection with the Transactions and (iii) those contemplated by the Registration Rights Agreement or the filing of a Current Report on Form 8-K with the SEC as may be required under the Securities Act and the Exchange Act, as the case may be, regarding the Documents and the Transactions.

(7) The Company is qualified to be taxed as a REIT pursuant to sections 856 through 860 of the Code for its taxable years ended December 31, 2004 through December 31, 2010, and the Company’s organization and current and proposed method of operation will enable it to continue to meet the requirements for qualification and taxation as a REIT under the Code for all future taxable years.

(8) The statements in the Time of Sale Document and the Final Offering Memorandum under the heading “Certain United States Federal Income Tax Considerations,” insofar as such statements are, or refer to, statements of law or legal conclusions, are correct in all material respects.

(9) No registration under the Securities Act of the Securities is required in connection with the issuance and sale of the Securities to the Initial Purchasers as contemplated by the Purchase Agreement, the Time of Sale Document and the Final Offering Memorandum or in connection with the initial resale of the Securities by the Initial Purchasers in accordance with the Purchase Agreement, and, prior to the commencement of the Exchange Offer or the effectiveness of the Shelf Registration Statement, the Indenture is not required to be qualified under the TIA, in each case assuming (i) (A) that the purchasers who buy the Securities in the initial resale thereof are “qualified institutional buyers” as defined in Rule 144A promulgated under the Securities Act or (B) that the offer or sale of the Securities is made in an “offshore transaction” as defined in Regulation S, and (ii) the accuracy of each Initial Purchaser’s representations in Section 6 of the Purchase Agreement and those of each of the Company and the Guarantors contained in the Purchase Agreement regarding the absence of a general solicitation in connection with the sale of the Securities to the Initial Purchasers and the initial resale thereof.

(10) As of the date hereof and after giving effect to the Offering and the use of proceeds of the Offering as set forth in the Final Offering Memorandum, the Company is not and will not be, individually and on a consolidated basis, an “investment company” as defined in, and that is required to be registered under, the Investment Company Act.

In the course of acting as counsel to the Company in connection with the preparation of Time of Sale Document and the Final Offering Memorandum, we have participated in conferences with officers and representatives of the Company, representatives of the current registered public accountants of the Company, and representatives of the Initial Purchasers and their counsel, at which conferences the contents of the Time of Sale Document and the Final Offering Memorandum and related matters were discussed. We have also reviewed and relied upon certain corporate records and documents, letters from counsel and accountants, and oral and written statements of officers and other representatives of the Company and others as to the existence or consequence of certain factual and other matters.

Based on the foregoing and although we have made no independent investigation or verification of the correctness and completeness of the information included in the Time of Sale Document or the Final Offering Memorandum, nothing has come to our attention in the course of the procedures described above that has caused us to believe that the Time of Sale Document, as of its date, or the Final Offering Memorandum as of its date or on the Closing Date, contained or contains, an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements contained therein, in the light of the circumstances under which they were made, not misleading (except for the financial statements and financial data included therein, as to which we express no belief).

EXHIBIT C-2

Based upon and subject to the foregoing and the assumptions, limitations, qualifications and exceptions set forth below, we are of the opinion that:

(1) Each of the Guarantors has been duly organized and is validly existing and is in good standing under the laws of its jurisdiction of organization.

(2) Each of the Guarantors has the corporate, partnership, or limited liability company power, as the case may be, to carry on its business as presently conducted and to own, lease and operate its current properties and assets as described in the Time of Sale Document and the Final Offering Memorandum and to enter into and perform its obligations under the Documents.

(3) Each of the Guarantors is duly qualified or licensed to do business and is in good standing as a foreign corporation, partnership, or limited liability company, as the case may be, authorized to do business in each jurisdiction in which the nature of such businesses or the ownership or leasing of such properties requires such qualification as identified to us in a certificate signed by an officer of each Guarantor.

(4) The execution, delivery and performance by each of the Guarantors of the Documents to which it is a party and the consummation of the Transactions to which it is a party have been duly and validly authorized by each of them.

(5) Each of the Purchase Agreement, the Indenture, including the Guarantees included therein, and the Registration Rights Agreement has been duly and validly executed and delivered by each of the Guarantors.

(6) None of the Guarantors is in violation of its Charter Documents and, to our knowledge, none of the Company and the Guarantors is (i) in violation of any Applicable Law of any Governmental Authority known to us to have jurisdiction over the Company or a Guarantor that would be material to the conduct of the business of the Guarantor or the Company or (ii) except as set forth in the Time of Sale Document or the Final Offering Memorandum with respect to the loan from Citigroup through NSPL, Inc. to the Company’s joint venture with Great Wolf Resorts, Inc., in breach of or default under any of the Applicable Agreements identified by the Company in Exhibits 2.3 and 10.1 through 10.19 of the Company’s Form 10-K for the year ended December 31, 2010, other than breaches or defaults that could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(7) The execution and delivery by each of the Guarantors of each Document to which it is a party does not, and the performance by each Guarantor of its obligations under the Documents to which it is a party, will not conflict with, violate, constitute a breach of or default under (with the passage of time or otherwise) any of the provisions of the Charter Documents of any of the Guarantors.

(8) The execution and delivery by each of the Company and the Guarantors of each Document to which they are a party does not, and the performance by each of the Company and the Guarantors of their obligations under the Documents to which they are a party, will not (i) conflict with, violate, constitute a breach of or default (with the passage of time or otherwise) or a Debt Repayment Triggering Event under, or result in the imposition of any Lien on any of the assets of the Company or any of the Guarantors, or the imposition of any penalty under or pursuant to (A) any Applicable Agreement identified by the Company in Exhibits 2.3 and 10.1 through 10.19 of the Company’s Form 10-K for the year ended December 31, 2010, (B) any Applicable Law or (C) any order, writ, judgment, injunction, decree, determination or award binding upon or affecting the Company and the Guarantors and identified to us by an officer of the Company as material, (ii) conflict with, or result in a violation or breach of, any of the material terms or provisions of, or constitute a default (with or without due notice and/or lapse of time) under any loan or credit agreement, indenture (including, without limitation, the Indenture), mortgage, note or other material agreement or instrument identified by the Company in Exhibits 2.3 and 10.1 through 10.19 of the Company’s Form 10-K for the year ended December 31, 2010 to which the Company or any of the Subsidiaries is a party or by which any of them or any of its properties or assets is or may be bound or (iii) except for the Liens created under the Documents and Permitted Liens, to our knowledge result in or require the creation or imposition of any Lien upon or with respect to any property of the Company and the Guarantors. We express no opinion or confirmation as to federal or state securities laws, the securities laws of any foreign jurisdictions, tax laws, antitrust or trade regulation laws, insolvency or fraudulent transfer laws, antifraud laws, compliance with fiduciary duty requirements, pension or employee benefit laws, usury laws, environmental laws, margin regulations, the bylaws and rules of FINRA, stock exchange rules or as to compliance with the anti-fraud provisions of Federal and state securities laws (without limiting other laws excluded by customary practice).

EXHIBIT C-3

Based upon the foregoing, and subject to the assumptions, limitations and qualifications stated herein, it is our opinion that:

1. The Company has been duly incorporated and is validly existing under and by virtue of the laws of the State of Maryland and is in good standing with the SDAT. The Company has the corporate power to own, lease and operate its current properties and to conduct its business as described in the Time of Sale Document and the Offering Memorandum under the caption “Summary” and to enter into and perform its obligations under the Transaction Documents.

2. The execution, delivery and performance by the Company of the Transaction Documents have been duly and validly authorized by all necessary corporate action. Each of the Transaction Documents has been duly and validly executed and delivered by the Company.

3. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated thereby do not and will not conflict with, result in any breach of or constitute a default under, or constitute any event which, with notice, lapse of time or both, would result in any breach of, or constitute a default under, (a) the Charter or the Bylaws or (b) any Maryland statute or administrative regulation applicable to the Company.